As filed with the Securities and Exchange Commission on January 28, 2011
Securities Act File No. 33-41913
Investment Company Act File No. 811-06367

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 28	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 29	☑

GABELLI EQUITY SERIES FUNDS, INC
(Exact Name of Registrant as Specified in Charter)
One Corporate Center, Rye, New York 10580-1422
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 1- 800-422-3554
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center,
Rye, New York 10580-1422
(Name and Address of Agent for Service)
Copies to:

Peter D. Goldstein, Esq.	Richard T. Prins, Esq.
Gabelli Equity Series Funds, Inc.	Skadden, Arps, Slate, Meagher & Flom
One Corporate Center	Four Times Square
Rye, New York 10580-1422	New York, New York 10036
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b); or

☑	on January 28, 2011 pursuant to paragraph (b); or

☐	60 days after filing pursuant to paragraph (a)(1); or

☐	on pursuant to paragraph (a)(1); or

☐	75 days after filing pursuant to paragraph (a)(2); or

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Gabelli Equity Series Funds, Inc.
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Woodland Small Cap Value Fund
(each a “Fund” and collectively, the “Funds”)
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
(800-422-3554)
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com

Questions?
Call 800-GABELLI
or your investment representative.

Gabelli
Equity Series
Funds,
Inc. (the “Company”)

Fund	Class	Ticker Symbol

The Gabelli Small Cap Growth Fund	AAA	GABSX

The Gabelli Equity Income Fund	AAA	GABEX

The Gabelli Woodland Small Cap Value Fund	AAA	GWSVX

PROSPECTUS
January 28, 2011

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SMALL CAP GROWTH FUND
(the “Small Cap Growth Fund”)

Investment Objective

The Small Cap Growth Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Small Cap Growth Fund:
This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Small Cap Growth Fund.

Small Cap
Growth
Fund

Shareholder Fees: (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	1.44%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Small Cap Growth Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Small Cap Growth Fund for the time periods shown, (2) you redeem all of your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Small Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$147	$456	$787	$1,724

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Cap Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

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Principal Investment Strategies

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Small Cap Growth Fund makes its investment. The Small Cap Growth Fund invests primarily in the common stocks of companies which Gabelli Funds, LLC, the Small Cap Growth Fund’s adviser (the “Adviser”) believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies for the Small Cap Growth Fund as those with total common stock market values of $2 billion or less at the time of investment. For additional information about selection of investments suitable for the Small Cap Growth Fund, see page 14.

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You May Want to Invest in the Small Cap Growth Fund if:

•	you are a long-term investor

•	you seek growth of capital

•	you believe that the market will favor small capitalization stocks over the long term

Investing in the Small Cap Growth Fund involves the following risks:

•	Equity Risk. The principal risk of investing in the Small Cap Growth Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Small Cap Growth Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Small Cap Growth Fund, could go down, you could lose money.

•	Value Investing Risk. The Small Cap Growth Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Small Cap Growth Fund holds may not reach what the portfolio manager believes are their full values. From

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time to time “value” investing falls out of favor with investors. During those periods, the Small Cap Growth Fund’s relative performance may suffer.

•	Fund and Management Risk. The Small Cap Growth Fund invest in stocks issued by smaller companies. The Small Cap Growth Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities the Small Cap Growth Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Small Cap Growth Fund’s shares may decline.
•	Small Capitalization Company Risk. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Small Cap Growth Fund’s Class AAA Shares performance from year to year and by showing how the Small Cap Growth Fund’s average annual returns for the one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Small Cap Growth Fund’s past performance (before and after taxes) does not predict how the Small Cap Growth Fund will perform in the future. Updated information on the Small Cap Growth Fund’s results can be obtained by visiting www.gabelli.com.

SMALL CAP GROWTH FUND
(Total Return for Class AAA Shares for the Years Ended December 31)

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During the calendar years shown in the bar chart, the highest return for a quarter was 20.59% (quarter ended June 30, 2009) and the lowest return for a quarter was (21.87)% (quarter ended December 31, 2008).

Average Annual Total Returns	Past	Past	Past
(For the periods ended December 31, 2010)	One Year	Five Years	Ten Years

The Gabelli Small Cap Growth Fund Class AAA Shares
Return Before Taxes	27.47%	7.85%	9.86%
Return After Taxes on Distributions	27.47%	7.23%	9.27%
Return After Taxes on Distributions and Sale of Fund Shares	17.86%	6.67%	8.62%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Small Cap Growth Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Small Cap Growth Fund since its inception on October 22, 1991.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please turn to “Other Information”.

5

EQUITY INCOME FUND
(the “Equity Income Fund”)

Investment Objective

The Equity Income Fund seeks to provide a high level of total return on its assets with an emphasis on income.

Fees and Expenses of the Equity Income Fund:
This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Equity Income Fund.

Equity
Income
Fund

Shareholder Fees: (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.19%

Total Annual Fund Operating Expenses	1.44%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Equity Income Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Equity Income Fund for the time periods shown, (2) you redeem all of your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Equity Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$147	$456	$787	$1,724

Portfolio Turnover

The Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Income Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Income Fund’s performance. During the most recent fiscal year, the Equity Income Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

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Principal Investment Strategies

The Equity Income Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income-producing equity securities. Income-producing equity securities include, for example, common stock, preferred stock and convertible securities. In making stock selections, the Equity Income Fund’s Adviser looks for securities that have a better yield than the average of the Standard and Poor’s 500 Index (the “S&P 500 Index”), as well as capital gains potential. For additional information about selection of investments suitable for the Equity Income Fund, see page 14.

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long-term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well-managed
•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Principal Risks

You May Want to Invest in the Equity Income Fund if:

•	you are a long-term investor

•	you are seeking income as well as growth of capital

Investing in the Equity Income Fund involves the following risks:

•	Equity Risk. The principal risk of investing in the Equity Income Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Equity Income Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Equity Income Fund, could go down, you could lose money.

•	Value Investing Risk. The Equity Income Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Equity Income Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Equity Income Fund’s relative performance may suffer.

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•	Fund and Management Risk. The Equity Income Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in his assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Equity Income Fund’s shares may decline.

•	Interest Rate Risk and Credit Risk. Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•	Low Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Equity Income Fund by showing changes in the Equity Income Fund’s Class AAA Shares performance from year to year and by showing how the Equity Income Fund’s average annual returns for the one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Equity Income Fund’s past performance (before and after taxes) does not predict how the Equity Income Fund will perform in the future. Updated information on the Equity Income Fund’s results can be obtained by visiting www.gabelli.com.

EQUITY INCOME FUND
(Total Return for Class AAA Shares for the Years Ended December 31)

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During the calendar years shown in the bar chart, the highest return for a quarter was 17.59% (quarter ended June 30, 2009) and the lowest return for a quarter was (20.88)% (quarter ended December 31, 2008).

Average Annual Total Returns	Past	Past	Past
(For the periods ended December 31, 2010)	One Year	Five Years	Ten Years

The Gabelli Equity Income Fund Class AAA Shares
Return Before Taxes	16.96%	4.99%	6.05%
Return After Taxes on Distributions	16.75%	4.64%	5.56%
Return After Taxes on Distributions and Sale of Fund Shares	11.27%	4.26%	5.13%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.08%	2.29%	1.42%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Equity Income Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Equity Income Fund since its inception on January 2, 1992.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please turn to “Other Information”.

9

WOODLAND SMALL CAP VALUE FUND
(the “Woodland Small Cap Value Fund”)

Investment Objective

The Woodland Small Cap Value Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Woodland Small Cap Value Fund:
This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Woodland Small Cap Value Fund.

Woodland
Small Cap
Value
Fund

Shareholder Fees: (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	1.84%

Total Annual Fund Operating Expenses	3.09%
Fee Waiver and/or Expense Reimbursement(1)	(1.08)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	2.01%

(1)	The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Woodland Small Cap Value Fund to the extent necessary to maintain the Woodland Small Cap Value Fund’s Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of .25% per year and extraordinary expenses) at 2.00% on an annualized basis for Class AAA Shares. This arrangement is in effect at least through January 31, 2012 and may not be terminated by the Adviser before such time. In addition, the Woodland Small Cap Value Fund has agreed, during the two-year period following any such waiver or reimbursement, to repay amounts in order that the adjusted Total Annual Fund Operating Expenses for Class AAA Shares would not exceed 2.00% on an annualized basis. The one basis point differential between the Woodland Small Cap Value Fund’s 2.00% expense cap and the 2.01% adjusted Total Annual Fund Operating Expenses shown in the Fee Table is due to the one basis point of interest expense paid by the Woodland Small Cap Value Fund and not reimbursed by the Adviser.

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Woodland Small Cap Value Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Woodland Small Cap Value Fund for the time periods shown, (2) you redeem all of your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Woodland Small Cap

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Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$204	$853	$1,526	$3,327

Portfolio Turnover

The Woodland Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Woodland Small Cap Value Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Woodland Small Cap Value Fund’s performance. During the most recent fiscal year, the Woodland Small Cap Value Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Woodland Small Cap Value Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Woodland Small Cap Value Fund makes the investment. The Woodland Small Cap Value Fund invests primarily in the common stocks of companies which the Woodland Small Cap Value Fund’s portfolio manager believes are undervalued. The Woodland Small Cap Value Fund’s Adviser currently characterizes small capitalization companies for the Woodland Small Cap Value Fund as those with total market value at the time of investment not greater than that of the largest company in the Russell 2000 Index or $3.0 billion, whichever is less. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company’s value. For additional information about selection of investments suitable for the Woodland Small Cap Value Fund, see page 14.

In selecting investments for the Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

11

Principal Risks

You May Want to Invest in the Woodland Small Cap Value Fund if:

•	you are a long-term investor

•	you seek growth of capital

•	you believe that the market will favor small capitalization stocks over the long term

Investing in the Woodland Small Cap Value Fund involve the following risks:

•	Equity Risk. The principal risk of investing in the Woodland Small Cap Value Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Woodland Small Cap Value Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Woodland Small Cap Value Fund could go down, you could lose money.

•	Value Investing Risk. The Woodland Small Cap Value Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Woodland Small Cap Value Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Woodland Small Cap Value Fund’s relative performance may suffer.

•	Fund and Management Risk. The Woodland Small Cap Value Fund invests in stocks issued by smaller companies. The Woodland Small Cap Value Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities the Woodland Small Cap Value Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Woodland Small Cap Value Fund’s shares may decline.

•	Small Capitalization Company Risk. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Non-Diversification Risk. The Woodland Small Cap Value Fund is classified as a “non-diversified” investment company. Because the Woodland Small Cap Value Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a “diversified” mutual fund, an investment in the Woodland Small Cap Value Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

12

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Woodland Small Cap Value Fund by showing changes in the Woodland Small Cap Value Fund’s Class AAA Shares performance from year to year and by showing how the Woodland Small Cap Value Fund’s average annual returns for one year, five years, and the life of the Woodland Small Cap Value Fund compare with those of a broad-based securities market index. As with all mutual funds, the Woodland Small Cap Value Fund’s past performance (before and after taxes) does not predict how the Woodland Small Cap Value Fund will perform in the future. Updated information on the Woodland Small Cap Value Fund’s results can be obtained by visiting www.gabelli.com.

WOODLAND SMALL CAP VALUE FUND
(Total Return for Class AAA Shares for the Years Ended December 31)

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During the calendar years shown in the bar chart, the highest return for a quarter was 26.63% (quarter ended June 30, 2009) and the lowest return for a quarter was (27.77)% (quarter ended December 31, 2008).

			Since
Average Annual Total Returns	Past	Past	December 31,
(For the periods ended December 31, 2010)	One Year	Five Years	2002

The Gabelli Woodland Small Cap Value Fund Class AAA Shares (first issued on 12/31/02)
Return Before Taxes	27.44%	4.39%	8.49%
Return After Taxes on Distributions	27.44%	2.97%	7.28%
Return After Taxes on Distributions and Sale of Fund Shares	17.84%	3.56%	7.28%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	10.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

13

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Woodland Small Cap Value Fund.

The Portfolio Manager. Ms. Elizabeth M. Lily, CFA, has served as Portfolio Manager of the Woodland Small Cap Value Fund since its inception on December 31, 2002.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please turn to “Other Information”.

Other Information

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for individual retirement accounts (“IRAs”), “Roth” IRAs, or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Funds’ distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS

Generally:

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval. Each Fund’s investment strategies are not fundamental and may be changed at any time by a vote of a majority of the Company’s Board of Directors (the “Board”) at any time without a vote of shareholders.

Investment Strategies:

The investment policy of each of the Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund relating to the type of securities in which 80% of each Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this policy.

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Small Cap Growth Fund/Woodland Small Cap Value Fund

In selecting investments for the Small Cap Growth Fund and Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Equity Income Fund

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long-term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well-managed
•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Small Cap Growth Fund/Equity Income Fund/Woodland Small Cap Value Fund

When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities and high-quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

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Risks:

Investing in the Funds involve the following risks:

•	Equity Risk. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Funds, could go down, you could lose money.

•	Value Investing Risk. Each Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks each Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, each Fund’s relative performance may suffer.

•	Fund and Management Risk.

•	Small Cap Growth Fund and Woodland Small Cap Value Fund only — The Funds invest in stocks issued by smaller companies. Each Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities each Fund holds is incorrect, or the events expected to increase value do not occur, then the value of each Fund’s shares may decline.

•	Equity Income Fund only — The Equity Income Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in his assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Equity Income Fund’s shares may decline.

•	Small Capitalization Company Risk. Small Cap Growth Fund and Woodland Small Cap Value Fund only — Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Interest Rate Risk and Credit Risk. Equity Income Fund only — Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•	Low Credit Quality Risk. Equity Income Fund only — From time to time, up to 5% of the Equity Income Fund’s portfolio holdings in preferred stock and convertible securities may be invested in below investment grade quality. Lower rated preferred stock and convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There

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may be less of a market for lower rated preferred stock and convertible securities, which could make it harder to sell them at an acceptable price.

•	Non-Diversification Risk. Woodland Small Cap Value Fund only — The Woodland Small Cap Value Fund is classified as a “non-diversified” investment company. Because the Woodland Small Cap Value Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a “diversified” mutual fund, an investment in the Woodland Small Cap Value Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

Portfolio Holdings.  A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

The Adviser.  Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment program and manages the operations of each Fund under the general supervision of the Company’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a Wyoming corporation originally organized in 1980 in New York. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2010, each of the Small Cap Growth, Equity Income, and Woodland Small Cap Value Funds is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of each Fund’s average daily net assets. For the fiscal year ended September 30, 2010, the Adviser waived its fees and/or reimbursed expenses of the Woodland Small Cap Value Fund.

With respect to the Woodland Small Cap Value Fund the Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of .25% per year and extraordinary expenses) at no more than 2.00% of its average daily net assets. The fee waiver and expense reimbursement arrangement is in effect at least through January 31, 2012 and may not be terminated by the Adviser before such time. In addition, the Woodland Small Cap Value Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses for Class AAA Shares would not exceed 2.00% of the Woodland Small Cap Value Fund.

Each Fund’s semi-annual report to shareholders for the period ending March 31, 2010 contained a discussion of the basis of the Board’s determination to continue the investment advisory arrangements as described above.

The Portfolio Managers.  Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Small Cap Growth Fund and Equity Income Fund. Mr. Gabelli has been Chief Investment Officer — Value Portfolios of the Adviser and its predecessor since inception. Mr. Gabelli is Chairman and Chief Executive Officer of GAMCO Investors, Inc., Chief Investment Officer — Value Portfolios

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of GAMCO Asset Management Inc., another wholly-owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc. and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Elizabeth M. Lilly, CFA, is primarily responsible for the day-to-day management of the Woodland Small Cap Value Fund. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities, if any, in the funds they manage.

Regulatory Matters.  On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Funds, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTIONS

The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

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PURCHASE OF SHARES

Who May Want to Invest:

You can purchase Fund shares on any Business Day. The Funds’ Class AAA Shares offered herein are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where Gabelli & Company, Inc., the Funds’ distributor (the “Distributor”) has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

•	By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to “The Gabelli Small Cap Growth Fund”, “The Gabelli Equity Income Fund” or “The Gabelli Woodland Small Cap Value Fund” to:

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

•	By Bank Wire. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
ABA #011-0000-28 REF DDA #99046187
Re: The Gabelli            Fund
Account #
Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ Transfer Agent, State Street Bank and Trust Company (“State Street”), will not charge you for receiving wire transfers.

Share Price.  The Funds sell their Class AAA Shares based on the net asset value per share (“NAV”) next determined after the time as of which the Funds receive your completed subscription order form and your payment. See “Pricing of Fund Shares” for a description of the calculation of the NAV.

Minimum Investments.  Your minimum initial investment must be at least $1,000. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

Retirement Plans/Education Savings Plans.  The Funds make available “IRA”, “Roth” IRA, and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from

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the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement plans is $250. There are no minimum subsequent investments for retirement plans.

Automatic Investment Plan.  The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.  You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House (“ACH”) system. You must have a completed, approved Investment Plan application on file with the Funds’ Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

General.  State Street will not issue share certificates unless you request them. Each Fund reserves the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Funds also offer other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program.  Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder’s identity.

Rule 12b-1 Plan.  Each Fund has adopted a plan under Rule 12b-1 (the “Plan”) which authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. To the extent any activity is one that the Funds may finance without a distribution plan, the Funds may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Third Party Arrangements.   In addition to, or in lieu of amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be

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made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders; transaction processing; “subaccounting services”; “marketing support”; access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary; and inclusion of a Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the Funds or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, each of the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for programs that generally represent savings experienced by the Funds resulting from shareholders investing in the Funds through programs rather than investing directly in the Funds.

The Adviser negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV per share next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In order to discourage frequent short-term trading in Fund shares, each Fund imposes a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and

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deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds, and does not benefit the Funds’ Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to a Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund’s policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. Each Fund has adopted a policy of seeking to minimize short-term trading of its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Funds through the Funds’ Transfer Agent.

•	By Letter. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

•	By Telephone or the Internet. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may

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not redeem fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

•	Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.  Each Fund may redeem all shares in your account (other than an IRA) if that Fund’s value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and that fund will allow 30 days for you to increase the value of your account to at least $1,000.

Redemption Proceeds.  A redemption request received by a Fund will be effected based on the NAV per share next determined after the time as of which the Fund, or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.  In certain circumstances, a Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Company’s Board believes that it would be in a Fund’s best interest not to pay redemption proceeds in cash.

EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs. To obtain a list of the funds whose shares you may

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acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. Each Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you may realize a taxable gain or loss;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly through the Funds, or through a financial intermediary.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker, does not benefit the Funds or the Adviser in any way, and would be in addition to other sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

PRICING OF FUND SHARES

The NAV of each Fund’s Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

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Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Each Fund’s NAV is computed by dividing the value of the applicable Fund’s net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business of the Fund on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the instrument’s fair value, in which case these instruments will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the instrument is valued using the closing bid price. U.S. government obligations with maturities greater than 60 days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends monthly for the Equity Income Fund and annually for the Small Cap Growth Fund and Woodland Small Cap Value Fund and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Funds automatically reinvested at NAV in additional shares of the Funds. You will make an election to receive distributions in cash

25

and/or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying the Funds or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. The Equity Income Fund has adopted a policy to distribute a fixed amount each month to each class of shares. The Board of Directors may change or eliminate this policy at any time.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate. Properly designated distributions of net long-term capital gains (each a “Capital Gain Dividend”) are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The current distribution policy of the Equity Income Fund is to pay a fixed amount on a monthly basis for each class of shares. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This policy may restrict the Equity Income Fund’s ability to pay out all of its net realized long term capital gains as a Capital Gain Dividend. Also, to the extent the Equity Income Fund has a capital loss carry forward, net capital gains in a subsequent year will be offset and any current earnings and profits will be treated as ordinary income. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Fund(s), generally will be subject to federal, state, and/or local taxes. A redemption of the Funds’ shares or an exchange of the Funds’ shares for shares of another fund will be treated for tax purposes as a sale of the Funds’ shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. The Funds offer electronic delivery of Fund documents. Direct shareholders of the Funds can elect to receive the Funds’ annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund’s Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in each Fund’s annual report, which is available upon request.

27

The Gabelli Small Cap Growth Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)										Ratios to Average Net Assets/
		from Investment Operations				Distributions						Supplemental Data
				Net
	Net Asset	Net		Realized and	Total	Net			Net Asset		Net Assets	Net
Period	Value,	Investment		Unrealized	from	Realized			Value,		End of	Investment			Portfolio
Ended	Beginning	Income		Gain (Loss) on	Investment	Gain on	Total	Redemption	End of	Total	Period	Income	Operating		Turnover
September 30	of Period	(Loss)(a)(b)		Investments	Operations	Investments	Distributions	Fees(a)(c)	Period	Return†	(in 000’s)	(Loss)(b)	Expenses		Rate††

Class AAA
2010	$25.81	$(0.06)		$4.22	$4.16	—	—	$0.00	$29.97	16.12%	$1,435,780	(0.23)%	1.44	%(d)	14%
2009	28.20	(0.02)		(0.92)	(0.94)	$(1.45)	$(1.45)	0.00	25.81	(1.70)	1,167,114	(0.09)	1.48	(d)	25
2008	34.37	(0.00	)(c)	(4.62)	(4.62)	(1.55)	(1.55)	0.00	28.20	(13.98)	995,613	(0.01)	1.43		26
2007	30.41	(0.01)		6.42	6.41	(2.45)	(2.45)	0.00	34.37	21.95	1,002,577	(0.04)	1.42		15
2006	29.97	(0.03)		2.53	2.50	(2.06)	(2.06)	0.00	30.41	8.88	727,521	(0.09)	1.44		6

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 21%.The portfolio turnover rate for the year ended September 2006 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Due to capital share activity throughout the period, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2010 and 2009. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.42% and 1.47%, respectively.

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The Gabelli Equity Income Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)											Ratios to Average Net Assets/
		from Investment Operations			Distributions								Supplemental Data
			Net
	Net Asset		Realized and	Total		Net				Net Asset		Net Assets
Period	Value,	Net	Unrealized	from	Net	Realized	Return			Value,		End of	Net		Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	of	Total	Redemption	End of	Total	Period	Investment	Operating	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income	Expenses††	Rate†††

Class AAA
2010	$17.14	$0.23	$1.64	$1.87	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$18.65	11.03%	$1,330,970	1.29%	1.44%	14%
2009	18.00	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.14	(2.34)	1,088,655	1.46	1.50	17
2008	22.98	0.18	(4.43)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	18.00	(18.95)	1,135,543	0.87	1.43	22
2007	20.23	0.22	3.37	3.59	(0.39)	(0.45)	—	(0.84)	0.00	22.98	18.19	1,191,351	1.01	1.43	12
2006	18.72	0.38	1.68	2.06	(0.36)	(0.19)	—	(0.55)	0.00	20.23	11.25	794,375	1.98	1.45	14

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

††	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended September 30, 2006 would have been 1.46%, for Class AAA. For the years ended September 30, 2010, 2009, 2008 and 2007, the effect of the custodian fee credits was minimal.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended September 30, 2007 and 2006, would have been 20% and 34%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

29

The Gabelli Woodland SmallCap Value Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)										Ratios to Average Net Assets/
		from Investment Operations			Distributions							Supplemental Data
			Net										Expenses	Expenses
	Net Asset	Net	Realized and	Total		Net			Net Asset		Net Assets	Net	Net of	Before
Period	Value,	Investment	Unrealized	from	Net	Realized			Value,		End of	Investment	Waivers/	Waivers/	Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption	End of	Total	Period	Income	Reimburse-	Reimburse-	Turnover
September 30	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)(c)	ments(d)	ments(e)	Rate

Class AAA
2010	$7.90	$(0.11)	$1.13	$1.02	—	—	—	—	$8.92	12.91%	$5,739	(1.33)%	2.01%	3.09%	61%
2009	9.30	(0.07)	(0.92)	(0.99)	—	$(0.41)	$(0.41)	$0.00	7.90	(8.99)	5,462	(1.04)	2.01	3.34	62
2008	12.61	(0.08)	(1.43)	(1.51)	—	(1.80)	(1.80)	0.00	9.30	(13.20)	7,327	(0.80)	2.01	2.52	58
2007	13.35	0.05	2.44	2.49	$(0.06)	(3.17)	(3.23)	0.00	12.61	20.71	9,040	0.38	2.01	2.33	51
2006	14.64	(0.12)	0.07	(0.05)	—	(1.24)	(1.24)	0.00	13.35	(0.35)	9,137	(0.84)	2.01	2.31	59

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(d)	The Woodland Small Cap Value Fund incurred interest expense during the years ended September 30, 2010, 2009, 2008, 2007, and 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% for each year.

(e)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

30

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This Privacy Policy is not part of the Prospectus.

31

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Woodland Small Cap Value Fund
Class AAA Shares

For More Information:

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:

Each Fund’s semi-annual and audited annual reports to shareholders contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the
Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll-free phone, or the internet as follows:

Gabelli Equity Series Funds, Inc.

One Corporate Center
Rye, NY 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

You can also review and/or copy the Funds’ Prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-06367)

Gabelli Equity Series Funds, Inc.
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Woodland Small Cap Value Fund
(each a “Fund” and collectively, the “Funds”)
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
(800-422-3554)
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com

Questions?
Call 800-GABELLI
or your investment representative.

Gabelli
Equity Series
Funds,
Inc. (the “Company”)

Fund	Class	Ticker Symbol

The Gabelli Small Cap	A	GCASX
Growth Fund	B	GCBSX
	C	GCCSX
	I	GACIX

The Gabelli Equity	A	GCAEX
Income Fund	B	GCBEX
	C	GCCEX
	I	GCIEX

The Gabelli Woodland	A	GWSAX
Small Cap Value Fund	C	GWSCX
	I	GWSIX

PROSPECTUS
January 28, 2011

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SMALL CAP GROWTH FUND
(the “Small Cap Growth Fund”)

Investment Objective

The Small Cap Growth Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Small Cap Growth Fund:

The table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Small Cap Growth Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares — Volume Discounts/Rights of Accumulation” on page 24 of this Prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%	0.19%

Total Annual Fund Operating Expenses	1.44%	2.19%	2.19%	1.19%

Expense Example

This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Small Cap Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	$722	$985	$1,375	$2,334
Class C Shares	$322	$685	$1,175	$2,524
Class I Shares	$121	$378	$654	$1,443

2

You would pay the following expenses if you did not redeem your shares of the Small Cap Growth Fund:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	$222	$685	$1,175	$2,334
Class C Shares	$222	$685	$1,175	$2,524
Class I Shares	$121	$378	$654	$1,443

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Cap Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Small Cap Growth Fund makes its investment. The Small Cap Growth Fund invests primarily in the common stocks of companies which Gabelli Funds, LLC, the Small Cap Growth Fund’s adviser (the “Adviser”) believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies for this Small Cap Growth Fund as those with total common stock market values of $2 billion or less at the time of investment. For additional information about selection of investments suitable for the Small Cap Growth Fund, see page 17.

In selecting investments for the Small Cap Growth Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

3

Principal Risks

You May Want to Invest in the Small Cap Growth Fund if:

•	you are a long-term investor

•	you seek growth of capital

•	you believe that the market will favor small capitalization stocks over the long term

Investing in the Small Cap Growth Fund involves the following risks:

•	Equity Risk. The principal risk of investing in the Small Cap Growth Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Small Cap Growth Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Small Cap Growth Fund, could go down, you could lose money.

•	Value Investing Risk. The Small Cap Growth Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Small Cap Growth Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Small Cap Growth Fund’s relative performance may suffer.

•	Fund and Management Risk. The Small Cap Growth Fund invest in stocks issued by smaller companies. The Small Cap Growth Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities the Small Cap Growth Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Small Cap Growth Fund’s shares may decline.

•	Small Capitalization Company Risk. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Small Cap Growth Fund’s performance from year to year and by showing how the Small Cap Growth Fund’s average annual returns for the one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. All the classes of the Small Cap Growth Fund’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. As with all mutual funds, the Small Cap Growth Fund’s past performance

4

(before and after taxes) does not predict how the Small Cap Growth Fund will perform in the future. Updated information on the Small Cap Growth Fund’s results can be obtained by visiting www.gabelli.com.

SMALL CAP GROWTH FUND
(For the Years Ended December 31)
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The bar chart above shows total returns for Class AAA Shares for the calendar years ended 2001 through 2003 and total returns for Class A Shares for the calendar years ended 2004 through 2010. Sales loads are not reflected in the above chart. If sales loads were reflected, the Small Cap Growth Fund’s returns would be less than those shown. During the calendar years shown in the bar chart, the highest return for a quarter was 20.52% (quarter ended June 30, 2009) and the lowest return for a quarter was (21.83)% (quarter ended December 31, 2008).

Average Annual Total Returns	Past	Past	Past
(for the periods ended December 31, 2010)	One Year	Five Years	Ten Years

The Gabelli Small Cap Growth Fund Class A Shares (first issued on 12/31/03)
Return Before Taxes	20.14%	6.57%	9.22%
Return After Taxes on Distributions	20.14%	5.97%	8.63%
Return After Taxes on Distributions and Sale of Fund Shares	13.10%	5.55%	8.02%
Class B Shares (first issued on 12/31/03)
Return Before Taxes	21.51%	6.73%	9.29%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	25.52%	7.06%	9.30%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	27.81%	8.01%	9.95%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	6.33%

5

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class A, and after-tax returns for other Classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Small Cap Growth Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Small Cap Growth Fund since its inception on October 22, 1991.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please turn to “Other Information”.

6

EQUITY INCOME FUND
(the “Equity Income Fund”)

Investment Objective

The Equity Income Fund seeks to provide a high level of total return on its assets with an emphasis on income.

Fees and Expenses of the Equity Income Fund:

The table describes the fees and expenses that you may pay if you buy and hold the following classes of shares of the Equity Income Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares — Volume Discounts/Rights of Accumulation” on page 24 of this Prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.19%	0.19%	0.19%	0.19%

Total Annual Fund Operating Expenses	1.44%	2.19%	2.19%	1.19%

Expense Example

This example is intended to help you compare the cost of investing in the Equity Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Equity Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Equity Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	$722	$985	$1,375	$2,334
Class C Shares	$322	$685	$1,175	$2,524
Class I Shares	$121	$378	$654	$1,443

7

You would pay the following expenses if you did not redeem your shares of the Equity Income Fund:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$713	$1,004	$1,317	$2,200
Class B Shares	$222	$685	$1,175	$2,334
Class C Shares	$222	$685	$1,175	$2,524
Class I Shares	$121	$378	$654	$1,443

Portfolio Turnover

The Equity Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Income Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Income Fund’s performance. During the most recent fiscal year, the Equity Income Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Equity Income Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income-producing equity securities. Income-producing equity securities include, for example, common stock, preferred stock and convertible securities. In making stock selections, the Equity Income Fund’s Adviser looks for securities that have a better yield than the average of the Standard and Poor’s 500 Index (the “S&P 500 Index”), as well as capital gains potential. For additional information about selection of investments suitable for the Equity Income Fund, see page 17.

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long-term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well-managed
•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

8

Principal Risks

You May Want to Invest in the Equity Income Fund if:

•	you are a long-term investor

•	you are seeking income as well as growth of capital

Investing in the Equity Income Fund involves the following risks:

•	Equity Risk. The principal risk of investing in the Equity Income Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Equity Income Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Equity Income Fund, could go down, you could lose money.

•	Value Investing Risk. The Equity Income Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Equity Income Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Equity Income Fund’s relative performance may suffer.

•	Fund and Management Risk. The Equity Income Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in his assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Equity Income Fund’s shares may decline.

•	Interest Rate Risk and Credit Risk. Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•	Low Credit Quality Risk. Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Equity Income Fund by showing changes in the Equity Income Fund’s performance from year to year and by showing how the Equity Income Fund’s average annual returns for the one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. All the classes of the Equity Income Fund’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. As with all mutual funds, the Equity Income Fund’s past performance (before and after taxes) does not predict how the Equity Income Fund will perform in the future. Updated information on the Equity Income Fund’s results can be obtained by visiting www.gabelli.com.

9

EQUITY INCOME FUND
(For the Years Ended December 31)
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The bar chart above shows total returns for Class AAA Shares for the calendar years ended 2001 through 2003 and total returns for Class A Shares for the calendar years ended 2004 through 2010. Sales loads are not reflected in the above chart. If sales loads were reflected, the Equity Income Fund’s returns would be less than those shown. During the calendar years shown in the bar chart, the highest return for a quarter was 17.48% (quarter ended June 30, 2009) and the lowest return for a quarter was (20.56)% (quarter ended December 31, 2008).

Average Annual Total Returns	Past	Past	Past
(for the periods ended December 31, 2010)	One Year	Five Years	Ten Years

The Gabelli Equity Income Fund Class A Shares (first issued on 12/31/03):
Return Before Taxes	10.23%	3.75%	5.41%
Return After Taxes on Distributions	10.00%	3.40%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	6.86%	3.18%	4.56%
Class B Shares (first issued on 12/31/03)
Return Before Taxes	11.02%	3.86%	5.48%
Class C Shares (first issued on 12/31/03)
Return Before Taxes	15.09%	4.20%	5.50%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	17.25%	5.16%	6.14%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.08%	2.29%	1.42%

10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class A, and after-tax returns for other Classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Equity Income Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Equity Income Fund since its inception on January 2, 1992.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please turn to “Other Information”.

11

WOODLAND SMALL CAP VALUE FUND
(the “Woodland Small Cap Value Fund”)

Investment Objective

The Woodland Small Cap Value Fund seeks to provide a high level of capital appreciation.

Fees and Expenses of the Woodland Small Cap Value Fund:

The table describe the fees and expenses that you may pay if you buy and hold the following classes of shares of the Woodland Small Cap Value Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares — Volume Discounts/Rights of Accumulation” on page 24 of this Prospectus.

	Class A	Class C	Class I
	Shares	Shares	Shares

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.84%	1.84%	1.84%

Total Annual Fund Operating Expenses(1)	3.09%	3.84%	2.84%
Fee Waiver and/or Expense Reimbursement(1)	(1.08)%	(1.08)%	(1.08)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(1)	2.01%	2.76%	1.76%

(1)	The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Woodland Small Cap Value Fund to the extent necessary to maintain the Woodland Small Cap Value Fund’s Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of .25% per year and extraordinary expenses) at 2.00%, 2.75%, and 1.75% on an annualized basis for Class A, Class C, and Class I Shares, respectively. This arrangement is in effect at least through January 31, 2012 and may not be terminated by the Adviser before such time. In addition, the Woodland Small Cap Value Fund has agreed, during the two-year period following any such waiver or reimbursement, to repay amounts in order that the adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.75%, and 1.75% on an annualized basis for Class A, Class C, and Class I Shares, respectively. The one basis point differential between the Woodland Small Cap Value Fund’s 2.00%, 2.75%, and 1.75% expense cap for Class A, Class C, and Class I Shares, respectively, and the 2.01%, 2.76%, and 1.76% adjusted Total Annual Fund Operating Expenses for Class A, Class C, and Class I Shares, respectively, shown in the Fee Table is due to the one basis point of interest expense paid by the Woodland Small Cap Value Fund.

12

Expense Example

This example is intended to help you compare the cost of investing in the Woodland Small Cap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in shares of the Woodland Small Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year, and that the Woodland Small Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$767	$1,379	$2,014	$3,710
Class C Shares	$379	$1,073	$1,886	$4,002
Class I Shares	$179	$778	$1,403	$3,089

You would pay the following expenses if you did not redeem your shares of the Woodland Small Cap Value Fund:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$767	$1,379	$2,014	$3,710
Class C Shares	$279	$1,073	$1,886	$4,002
Class I Shares	$179	$778	$1,403	$3,089

Portfolio Turnover

The Woodland Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Woodland Small Cap Value Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Woodland Small Cap Value Fund’s performance. During the most recent fiscal year, the Woodland Small Cap Value Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Woodland Small Cap Value Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Woodland Small Cap Value Fund makes the investment. The Woodland Small Cap Value Fund invests primarily in the common stocks of companies which the Woodland Small Cap Value Fund’s portfolio manager believes are undervalued. The Woodland Small Cap Value Fund’s Adviser currently characterizes small capitalization companies for The Woodland Small Cap Value Fund as those with a total market value at the time of investment not greater than that of the largest company in the Russell 2000 Index or $3.0 billion, whichever is less. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company’s value. For additional information about selection of investments suitable for the Woodland Small Cap Value Fund, see page 17.

In selecting investments for the Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash

13

flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

Principal Risks

You May Want to Invest in the Woodland Small Cap Value Fund if:

•	you are a long-term investor

•	you seek growth of capital

•	you believe that the market will favor small capitalization stocks over the long term

Investing in the Woodland Small Cap Value Fund involves the following risks:

•	Equity Risk. The principal risk of investing in the Woodland Small Cap Value Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Woodland Small Cap Value Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Woodland Small Cap Value Fund, could go down, you could lose money.

•	Value Investing Risk. The Woodland Small Cap Value Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks the Woodland Small Cap Value Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, the Woodland Small Cap Value Fund’s relative performance may suffer.

•	Fund and Management Risk. The Woodland Small Cap Value Fund invest in stocks issued by smaller companies. The Woodland Small Cap Value Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities the Woodland Small Cap Value Fund holds is incorrect, or the events expected to increase value do not occur, then the value of the Woodland Small Cap Value Fund’s shares may decline.

•	Small Capitalization Company Risk. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading

14

volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Non-Diversification Risk. The Woodland Small Cap Value Fund is classified as a “non-diversified” investment company. Because the Woodland Small Cap Value Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a “diversified” mutual fund, an investment in the Woodland Small Cap Value Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Woodland Small Cap Value Fund by showing changes in the Woodland Small Cap Value Fund’s performance from year to year and by showing how the Woodland Small Cap Value Fund’s average annual returns for one year, five years, and the life of the Woodland Small Cap Value Fund compare with those of a broad-based securities market index. The historical performance of Class A Shares is used to calculate performance for Class I Shares prior to its issuance. All the classes of the Woodland Small Cap Value Fund’s shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. As with all mutual funds, the Woodland Small Cap Value Fund’s past performance (before and after taxes) does not predict how the Woodland Small Cap Value Fund will perform in the future. Updated information on the Woodland Small Cap Value Fund’s results can be obtained by visiting www.gabelli.com.

WOODLAND SMALL CAP VALUE FUND
(For the Years Ended December 31)

15

During the calendar years shown in the bar chart, the highest return for a quarter was 26.38% (quarter ended June 30, 2009) and the lowest return for a quarter was (27.78)% (quarter ended December 31, 2008).

			Since
Average Annual Total Returns	Past	Past	December 31,
(for the periods ended December 31, 2010)	One Year	Five Years	2002

The Gabelli Woodland Small Cap Value Fund Class A Shares (first issued on 12/31/02):
Return Before Taxes	20.12%	3.19%	7.72%
Return After Taxes on Distributions	20.09%	1.82%	6.55%
Return After Taxes on Distributions and Sale of Fund Shares	13.06%	2.54%	6.60%
Class C Shares (first issued on 12/31/02)
Return Before Taxes	25.45%	3.64%	7.75%
Class I Shares (first issued on 1/11/08)
Return Before Taxes	27.64%	4.55%	8.59%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85%	4.47%	10.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Class A, and after-tax returns for other Classes will vary. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Management

The Adviser. Gabelli Funds, LLC serves as the Adviser to the Woodland Small Cap Value Fund.

The Portfolio Manager. Ms. Elizabeth M. Lily, CFA, has served as Portfolio Manager of the Woodland Small Cap Value Fund since its inception on December 31, 2002.

Purchase and Sale of Fund Shares, Taxes, and Payments to
Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please turn to “Other Information”.

Other Information

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for individual retirement accounts (“IRAs”), “Roth” IRAs, or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

16

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Funds’ distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS

Generally:

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval. Each Fund’s investment strategies are not fundamental and may be changed at any time by a vote of a majority of the Company’s Board of Directors (the “Board”) at any time without a vote of shareholders.

Investment Strategies:

The investment policy of each of the Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund relating to the type of securities in which 80% of each Fund’s net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this policy.

Small Cap Growth Fund/Woodland Small Cap Value Fund

In selecting investments for the Small Cap Growth Fund and Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

•	New products or technologies
•	New distribution methods
•	Rapid changes in industry conditions due to regulatory or other developments
•	Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

17

Equity Income Fund

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

•	have strong free cash flow and pay regular dividends
•	have potential for long-term earnings per share growth
•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business
•	are well-managed
•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Small Cap Growth Fund/Equity Income Fund/Woodland Small Cap Value Fund

When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities and high-quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

Risks:

Investing in the Funds involve the following risks:

•	Equity Risk. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances. Because the value of securities, and thus shares of the Funds, could go down, you could lose money.

•	Value Investing Risk. Each Fund invests in “value” stocks. The portfolio manager may be wrong in the assessment of a company’s value and the stocks each Fund holds may not reach what the portfolio manager believes are their full values. From time to time “value” investing falls out of favor with investors. During those periods, each Fund’s relative performance may suffer.

•	Fund and Management Risk.

•	Small Cap Growth Fund and Woodland Small Cap Value Fund only — The Funds invest in stocks issued by smaller companies. Each Fund’s price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager’s assessment of the value of the securities each Fund holds is incorrect, or the events expected to increase value do not occur, then the value of each Fund’s shares may decline.

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•	Equity Income Fund only — The Equity Income Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in his assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Equity Income Fund’s shares may decline.

•	Small Capitalization Company Risk. Small Cap Growth Fund and Woodland Small Cap Value Fund only — Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Interest Rate Risk and Credit Risk. Equity Income Fund only — Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

•	Low Credit Quality Risk. Equity Income Fund only — From time to time, up to 5% of the Equity Income Fund’s portfolio holdings in preferred stock and convertible securities may be invested in below investment grade quality. Lower rated preferred stock and convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated preferred stock and convertible securities, which could make it harder to sell them at an acceptable price.

•	Non-Diversification Risk. Woodland Small Cap Value Fund only — The Woodland Small Cap Value Fund is classified as a “non-diversified” investment company. Because the Woodland Small Cap Value Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a “diversified” mutual fund, an investment in the Woodland Small Cap Value Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.

Portfolio Holdings.  A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS

The Adviser.  Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment program and manages the operations of each Fund under the general supervision of the Company’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a Wyoming

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corporation first organized in New York in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc.(“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2010, each of the Small Cap Growth, Equity Income, and Woodland Small Cap Value Funds is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of each Fund’s average daily net assets. For the fiscal year ended September 30, 2010, the Adviser waived its fees and/or reimbursed expenses of the Woodland Small Cap Value Fund.

With respect to the Woodland Small Cap Value Fund the Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of .25% per year and extraordinary expenses) at no more than 2.00% for the Class A Shares, 2.75% for the Class C Shares, and 1.75% for the Class I Shares of each classes’ average daily net assets, respectively. The fee waiver and expense reimbursement arrangement is in effect at least through January 31, 2012 and may not be terminated by the Adviser before such time. In addition, the Woodland Small Cap Value Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% for the Class A Shares, 2.75% for the Class C Shares, and 1.75% for the Class I Shares of the Woodland Small Cap Value Fund.

Each Fund’s semi-annual report to shareholders for the period ending March 31, 2010 contained a discussion of the basis of the Board’s determination to continue the investment advisory arrangements as described above.

The Portfolio Managers.  Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Small Cap Growth Fund and Equity Income Fund. Mr. Gabelli has been Chief Investment Officer — Value Portfolios of the Adviser and its predecessor since inception. Mr. Gabelli is Chairman and Chief Executive Officer of GAMCO Investors, Inc., Chief Investment Officer — Value Portfolios of GAMCO Asset Management Inc., another wholly-owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc. and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Elizabeth M. Lilly, CFA, is primarily responsible for the day-to-day management of the Woodland Small Cap Value Fund. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.

Regulatory Matters.  On April 24, 2008, the Adviser entered into a settlement with the Securities and Exchange Commission (“SEC”) to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the ‘‘Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor

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denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the Independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Funds, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

INDEX DESCRIPTIONS

The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.

The S&P 500 Index is a widely recognized, unmanaged index of common stocks. The index figures do not reflect any deductions for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.

CLASSES OF SHARES

Each of the Small Cap Growth Fund and the Equity Income Fund offers four classes of its shares in this Prospectus — Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class B Shares are not available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO Funds. The Woodland Small Cap Value Fund offers Class A Shares, Class C Shares, and Class I Shares. Class B Shares of the Woodland Small Cap Value Fund are not currently available for sale. Class AAA Shares of each Fund are described in a separate Prospectus. Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000 if the investor purchases the Shares directly through Gabelli & Company, Inc., the Funds’ distributor (“the Distributor”), or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements.

•	A “front-end sales load, “or sales charge, is a one-time fee charged at the time of purchase of shares.
•	A “contingent deferred sales charge” (“CDSC”) is a one-time fee charged at the time of redemption.

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•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on each Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•	the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if a Fund’s assets increase in value and decreases if a Fund’s assets decrease in value;
•	whether you qualify for a reduction or waiver of the Class A sales charge;
•	that Class B Shares convert to Class A Shares approximately ninety-six months after purchase;
•	whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more); and
•	new investments in Class B Shares are no longer available, other than by exchange into the Small Cap Growth Fund or the Equity Income Fund.

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Front-End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.	No.

Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within seventy-two months after purchase. Declines over time.	Yes, for shares redeemed within twelve months after purchase.	No.

Rule 12b-1 Fee	0.25%	1.00%	1.00%	None.

Convertible to Another Class?	No.	Yes. Automatically converts to Class A Shares approximately ninety-six months after purchase.	No.	No.

Fund Expense Levels	Lower annual expenses than Class B or Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares and Class I Shares.	Higher annual expenses than Class A Shares and Class I Shares.	Lower annual expenses than Class A, Class B, or Class C Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of each Fund’s shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on “Mutual Funds — Sales Load and Breakpoint Info”).

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If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class B Shares or Class C Shares

• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of either Class A Shares or Class B Shares

• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of either Class B Shares or Class C Shares

• are an eligible institution and wish to purchase at least $500,000 worth of shares	purchasing Class I Shares

Sales Charge — Class A Shares.  The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

	Sales Charge	Sales Charge	Reallowance
	as % of the	as % of	to
Amount of Investment	Offering Price*	Amount Invested	Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Includes front-end sales load.

**	Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase.

No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you

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may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.  In order to determine whether you qualify for a Volume Discount under the sales charge schedule listed above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs, and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value (“NAV”) of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.  If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (the “Letter”) to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.  In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

•	all of your accounts at the Funds or a broker;

•	any account of yours at another broker; and

•	accounts of related parties of yours, such as members of your immediate family, at any broker.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.  Class A Shares of the Funds may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Funds’ Transfer Agent (“State Street”), BNY Mellon Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in

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Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Funds or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Funds; (8) any unit investment trusts registered under the 1940 Act, which have shares of the Funds as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds’ Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•	Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;
•	Class B Shares within approximately seventy-two months of buying them; and
•	Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

Class B Shares
Years Since Purchase	CDSC

First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh and thereafter	0.00%

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Funds at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Funds.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired

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the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder;
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;
•	involuntary redemptions made by the Fund;
•	a distribution from a tax-deferred retirement plan after your retirement; and
•	returns of excess contributions to retirement plans following the shareholder’s death or disability.

Conversion Feature — Class B Shares:

•	Class B Shares automatically convert to Class A Shares on the first business day of the ninety-seventh month following the month in which you acquired such shares.
•	After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.
•	You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
•	The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.
•	If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Company’s Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

Rule 12b-1 Plan.  The Funds have adopted a plan under Rule 12b-1 (the “Plans”) for Class A, Class B and Class C Shares. Under the Plans, the Funds may use their assets to finance activities relating to the sale of their Class A, Class B, and Class C Shares and the provision of certain shareholder services.

For the Class A, Class B, and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

	Class A	Class B	Class C

Service Fees	0.25%	0.25%	0.25%
Distribution Fees	None	0.75%	0.75%

These are annual rates based on the value of each of these Classes’ average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B, and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Redemption Fee.  Generally, if you sell or exchange your shares within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Funds’ Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Presently, Class B Shares for the Small Cap Growth Fund and the Equity Income Fund may only be acquired through an exchange of Class B Shares of certain other Gabelli/GAMCO funds or through reinvestment of dividends or distributions by existing shareholders.

•	By Mail or In Person. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds P.O. Box 8308 Boston, MA 02266-8308	The Gabelli Funds c/o BFDS 30 Dan Road Canton, MA 02021-2809

•	By Bank Wire. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
ABA #011-0000-28 REF DDA #99046187
Re: The Gabelli               Fund
Account #
Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ Transfer Agent, State Street, will not charge you for receiving wire transfers.

Share Price.  The Funds sell their shares based on the NAV per share next determined after the time as of which the Funds receive your completed subscription order form, and your payment, subject to an up-front sales charge in the case of Class A Shares. See “Pricing of Fund Shares” for a description of the calculation of the NAV, as described under “Classes of Shares-Class A Shares.”

Minimum Investments.  Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A, Class B, and Class C Shares” regarding minimum investment amounts applicable to such plans.

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Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

General.  State Street will not issue share certificates unless you request them. Each Fund reserves the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in the Fund’s best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund’s minimum purchase requirements. The Funds also offer another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

Customer Identification Program. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder’s identity.

Third Party Arrangements. In addition to, or in lieu of, amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders; transaction processing; “subaccounting services”; “marketing support”; access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary; and inclusion of a Fund on a sales list, including a preferred or select sales list, and in other sales programs. These payments take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finders’ fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, each of the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for programs that generally represent savings experienced by the Funds resulting from shareholders investing in the Funds through programs rather than investing directly in the Funds.

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The Adviser negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

Additional Purchase Information for Class A Shares, Class B Shares, and Class C Shares

Retirement Plans/Education Savings Plans.  The Funds make available IRA, “Roth” IRA, and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans.” The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments for retirement plans.

Automatic Investment Plan.  The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.  You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House (“ACH”) system. You must have a completed, approved Investment Plan application on file with the Funds’ Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV per share next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges” or a redemption fee as described below. See “Pricing of Fund Shares” for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

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In order to discourage frequent short-term trading in Fund shares, each Fund imposes a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds, and does not benefit the Funds’ Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund’s policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Funds’ view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. Each Fund has adopted a policy of seeking to minimize short-term trading of its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker–dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, brokers, dealers, savings banks, and credit unions. A notary public cannot provide a medallion signature guarantee.

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Automatic Cash Withdrawal Plan.  You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.  Each Fund may redeem all shares in your account (other than an IRA) if that Fund’s value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV).You will be notified in writing if a Fund initiates such action and that Fund will allow 30 days for you to increase the value of your account to at least $1,000.

Reinstatement Privilege.  A shareholder in a Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption based on the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired within 30 days of the redemption.

Redemption Proceeds.  A redemption request received by the Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, a Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption In Kind.  In certain circumstances, a Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Company’s Board believes that it would be in a Fund’s best interest not to pay the redemption proceeds in cash.

EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund(s)), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

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•	you may realize a taxable gain or loss;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, or over the Internet, through a registered broker-dealer, bank or other financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.
•	Exchange by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.
•	Exchange through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

Each Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker, does not benefit the Funds or the Adviser in any way, and would be in addition to other sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class of each Fund is computed by dividing the value of the applicable Fund’s net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of each Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued.

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If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business of the Fund on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the instrument’s fair value, in which case these instruments will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the instrument is valued using the closing bid price. U.S. government obligations with maturities greater than 60 days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends monthly for the Equity Income Fund and annually for the Small Cap Growth Fund and Woodland Small Cap Value Fund and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Funds automatically reinvested at NAV in additional shares of the Funds. You will make an election to receive distributions in cash and/or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying the Funds or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Distributions may differ for different classes of shares. The Equity Income Fund has adopted a policy to distribute a fixed amount each month to each class of shares. The Board of Directors may change or eliminate this policy at any time.

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TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate. Properly designated distributions of net long-term capital gains (each a “Capital Gain Dividend”) are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The current distribution policy of the Equity Income Fund is to pay a fixed amount on a monthly basis for each class of shares. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. This policy may restrict the Equity Income Fund’s ability to pay out all of its net realized long term capital gains as a Capital Gain Dividend. Also, to the extent the Equity Income Fund has a capital loss carry forward, net capital gains in a subsequent year will be offset and any current earnings and profits will be treated as ordinary income. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Fund(s), generally will be subject to federal, state, and/or local taxes. A redemption of the Funds’ shares or an exchange of the Funds’ shares for shares of another fund will be treated for tax purposes as a sale of the Funds’ shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. The Funds offer electronic delivery of Fund documents. Direct shareholders of the Funds can elect to receive the Funds’ annual, semi-annual, and quarterly Fund reports, manager commentaries, and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years or, if less, the life of the Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund’s designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in each Fund’s annual report, which is available upon request.

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The Gabelli Small Cap Growth Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

											Ratios to Average Net Assets/
		Income (loss) from Investment Operations			Distributions						Supplemental Data
			Net
	Net Asset	Net	Realized and	Total	Net			Net Asset		Net Assets	Net
Period	Value,	Investment	Unrealized	from	Realized			Value,		End of	Investment			Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Gain on	Total	Redemption	End of	Total	Period	Income	Operating		Turnover
September 30	of Period	(Loss)(a)(b)	Investments	Operations	Investments	Distributions	Fees(a)(c)	Period	Return†	(in 000’s)	(Loss)(b)	Expenses		Rate††

Class A
2010	$25.81	$(0.06)	$4.21	$4.15	—	—	$0.00	$29.96	16.08%	$115,265	(0.22)%	1.44	%(d)	14%
2009	28.18	(0.03)	(0.89)	(0.92)	$(1.45)	$(1.45)	0.00	25.81	(1.63)	62,548	(0.12)	1.48	(d)	25
2008	34.37	(0.01)	(4.63)	(4.64)	(1.55)	(1.55)	0.00	28.18	(14.04)	28,604	(0.02)	1.43		26
2007	30.41	0.06	6.35	6.41	(2.45)	(2.45)	0.00	34.37	21.95	15,485	0.19	1.42		15
2006	29.98	(0.02)	2.51	2.49	(2.06)	(2.06)	0.00	30.41	8.84	2,199	(0.08)	1.44		6
Class B
2010	$24.54	$(0.25)	$3.97	$3.72	—	—	$0.00	$28.26	15.16%	$17	(0.99)%	2.19	%(d)	14%
2009	27.10	(0.17)	(0.94)	(1.11)	$(1.45)	$(1.45)	0.00	24.54	(2.43)	56	(0.83)	2.23	(d)	25
2008	33.32	(0.23)	(4.44)	(4.67)	(1.55)	(1.55)	0.00	27.10	(14.60)	61	(0.77)	2.18		26
2007	29.77	(0.26)	6.26	6.00	(2.45)	(2.45)	0.00	33.32	20.99	126	(0.81)	2.17		15
2006	29.58	(0.25)	2.50	2.25	(2.06)	(2.06)	0.00	29.77	8.11	113	(0.85)	2.19		6
Class C
2010	$24.54	$(0.25)	$3.99	$3.74	—	—	$0.00	$28.28	15.24%	$64,830	(0.98)%	2.19	%(d)	14%
2009	27.09	(0.18)	(0.92)	(1.10)	$(1.45)	$(1.45)	0.00	24.54	(2.40)	42,974	(0.85)	2.23	(d)	25
2008	33.32	(0.22)	(4.46)	(4.68)	(1.55)	(1.55)	0.00	27.09	(14.63)	23,062	(0.75)	2.18		26
2007	29.76	(0.22)	6.23	6.01	(2.45)	(2.45)	0.00	33.32	21.03	9,735	(0.69)	2.17		15
2006	29.58	(0.24)	2.48	2.24	(2.06)	(2.06)	0.00	29.76	8.08	2,650	(0.83)	2.19		6
Class I
2010	$25.93	$0.01	$4.24	$4.25	—	—	$0.00	$30.18	16.39%	$135,112	0.02%	1.19	%(d)	14%
2009	28.25	0.02	(0.89)	(0.87)	$(1.45)	$(1.45)	0.00	25.93	(1.43)	99,413	0.11	1.23	(d)	25
2008(e)	30.06	0.05	(1.86)	(1.81)	—	—	0.00	28.25	(6.02)	3,578	0.22 (f)	1.18	(f)	26

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 21%. The portfolio turnover rate for the year ended September 30, 2006 would have been as shown.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity throughout the period, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	The ratios do not include a reduction of advisory fee on unsupervised assets for the years ended September 30, 2010 and 2009. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.42% and 1.47% (Class A), 2.17% and 2.22% (Class B and Class C), and 1.17% and 1.22% (Class I), respectively.

(e)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(f)	Annualized.

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The Gabelli Equity Income Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (loss)
		from Investment Operations
			Net		Distributions
	Net Asset		Realized and	Total		Net				Net Asset		Net Assets	Ratios to Average Net Assets/ Supplemental Data
Period	Value,	Net	Unrealized	from	Net	Realized	Return			Value,		End of	Net		Portfolio
Ended	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	of	Total	Redemption	End of	Total	Period	Investment	Operating	Turnover
September 30	of Period	Income(a)	Investments	Operations	Income	Investments	Capital	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income	Expenses††	Rate†††

Class A
2010	$17.09	$0.24	$1.63	$1.87	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$18.60	11.06%	$67,314	1.35%	1.44%	14%
2009	17.95	0.21	(0.71)	(0.50)	(0.21)	—	(0.15)	(0.36)	0.00	17.09	(2.34)	31,104	1.46	1.50	17
2008	22.91	0.18	(4.41)	(4.23)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.95	(18.92)	22,979	0.88	1.43	22
2007	20.17	0.22	3.36	3.58	(0.39)	(0.45)	—	(0.84)	0.00	22.91	18.20	15,313	1.00	1.43	12
2006	18.66	0.39	1.67	2.06	(0.36)	(0.19)	—	(0.55)	0.00	20.17	11.29	8,379	2.02	1.45	14
Class B
2010	$16.37	$0.10	$1.54	$1.64	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$17.65	10.13%	$141	0.56%	2.19%	14%
2009	17.34	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.37	(3.07)	114	0.73	2.25	17
2008	22.32	0.02	(4.27)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.34	(19.54)	252	0.12	2.18	22
2007	19.82	0.06	3.28	3.34	(0.39)	(0.45)	—	(0.84)	0.00	22.32	17.28	344	0.29	2.18	12
2006	18.48	0.36	1.53	1.89	(0.36)	(0.19)	—	(0.55)	0.00	19.82	10.46	352	1.91	2.20	14
Class C
2010	$16.36	$0.10	$1.55	$1.65	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$17.65	10.20%	$43,429	0.61%	2.19%	14%
2009	17.33	0.10	(0.71)	(0.61)	(0.21)	—	(0.15)	(0.36)	0.00	16.36	(3.07)	22,919	0.70	2.25	17
2008	22.31	0.03	(4.28)	(4.25)	(0.17)	$(0.40)	(0.16)	(0.73)	0.00	17.33	(19.55)	18,547	0.13	2.18	22
2007	19.81	0.05	3.29	3.34	(0.39)	(0.45)	—	(0.84)	0.00	22.31	17.29	17,279	0.24	2.18	12
2006	18.47	0.24	1.65	1.89	(0.36)	(0.19)	—	(0.55)	0.00	19.81	10.46	8,044	1.26	2.20	14
Class I
2010	$17.23	$0.35	$1.58	$1.93	$(0.23)	—	$(0.13)	$(0.36)	$0.00	$18.80	11.32%	$41,204	1.92%	1.19%	14%
2009	18.04	0.25	(0.70)	(0.45)	(0.21)	—	(0.15)	(0.36)	0.00	17.23	(2.05)	8,819	1.71	1.25	17
2008(c)	21.42	0.19	(3.30)	(3.11)	(0.14)	—	(0.13)	(0.27)	0.00	18.04	(14.65)	962	1.31 (d)	1.18 (d)	22

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

††	The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the year ended September 30, 2006 would have been 1.46%, 2.21%, and 2.21% for Class A, Class B, and Class C, respectively. For the years ended September 30, 2010, 2009, 2008, and 2007, the effect or Custodian Fee Credits was minimal.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007 and 2006 would have been 20% and 34%, respectively.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)	Annualized.

37

The Gabelli Woodland Small Cap Value Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (loss) from										Ratios to Average Net
		Investment Operations										Assets/Supplemental Data
			Net		Distributions									Expenses	Expenses
	Net Asset	Net	Realized and	Total		Net			Net Asset		Net Assets	Net		Net of	Before
Period	Value,	Investment	Unrealized	from	Net	Realized			Value,		End of	Investment		Waivers/	Waivers/	Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Gain on	Total	Redemption	End of	Total	Period	Income		Reimburse-	Reimburse-	Turnover
September 30	of Period	(Loss)(a)	Investments	Operations	Income	Investments	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	(Loss)(c)		ments(d)	ments(e)	Rate

Class A
2010	$7.96	$(0.11)	$1.14	$1.03	—	—	—	—	$8.99	12.94%	$116	(1.27)%		2.01%	3.09%	61%
2009	9.37	(0.07)	(0.93)	(1.00)	—	$(0.41)	$(0.41)	$0.00	7.96	(9.04)	50	(1.06)		2.01	3.34	62
2008	12.69	(0.08)	(1.44)	(1.52)	—	(1.80)	(1.80)	0.00	9.37	(13.19)	51	(0.80)		2.01	2.52	58
2007	13.36	0.13	2.39	2.52	$(0.02)	(3.17)	(3.19)	0.00	12.69	20.94	65	1.00		2.01	2.33	51
2006	14.65	(0.12)	0.07	(0.05)	—	(1.24)	(1.24)	0.00	13.36	(0.36)	100	(0.83)		2.01	2.31	59
Class C
2010	$7.43	$(0.16)	$1.06	$0.90	—	—	—	—	$8.33	12.11%	$119	(2.09)%		2.76%	3.84%	61%
2009	8.84	(0.11)	(0.89)	(1.00)	—	$(0.41)	$(0.41)	$0.00	7.43	(9.61)	122	(1.78)		2.76	4.09	62
2008	12.16	(0.15)	(1.37)	(1.52)	—	(1.80)	(1.80)	0.00	8.84	(13.86)	146	(1.58)		2.76	3.27	58
2007	13.00	(0.03)	2.36	2.33	—	(3.17)	(3.17)	0.00	12.16	19.84	295	(0.26)		2.76	3.08	51
2006	14.39	(0.21)	0.06	(0.15)	—	(1.24)	(1.24)	0.00	13.00	(1.11)	425	(1.58)		2.76	3.06	59
Class I
2010	$7.93	$(0.09)	$1.14	$1.05	—	—	—	—	$8.98	13.24%	$67	(1.09)%		1.76%	2.84%	61%
2009	9.31	(0.05)	(0.92)	(0.97)	—	$(0.41)	$(0.41)	$0.00	7.93	(8.76)	59	(0.79)		1.76	3.09	62
2008(f)	9.41	(0.03)	(0.07)	(0.10)	—	—	—	0.00	9.31	(1.08)	72	(0.44	)(g)	1.76 (g)	2.27 (g)	58

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	Due to capital share activity throughout the year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(d)	The Woodland Small Cap Value Fund incurred interest expense during the years ended September 30, 2010, 2009, 2008, 2007, and 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, 2.00%, and 2.00% (Class A), 2.75%, 2.75%, 2.75%, 2.75%, and 2.75% (Class C), 1.75%, 1 75%, and 1.75% (Class I), respectively.

(e)	During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(f)	From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(g)	Annualized.

38

GABELLI/GAMCO FUNDS AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This Privacy Policy is not part of the Prospectus.

39

Gabelli Equity Series Funds, Inc.

The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
(Class A, B, C, and I Shares)
The Gabelli Woodland Small Cap Value Fund
(Class A, C, and I Shares)

For More Information:

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:

Each Fund’s semi-annual and audited annual reports to shareholders contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the
Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll-free phone, or the internet as follows:
Gabelli Equity Series Funds, Inc.
One Corporate Center
Rye, NY 10580-1422
Telephone: 800-GABELLI (800-422-3554)
www.gabelli.com

You can also review and/or copy the Funds’ Prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by calling 202-551-8090.

•	Free from the Edgar Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-06367)

GABELLI EQUITY SERIES FUNDS, INC.
THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND
THE GABELLI WOODLAND SMALL CAP VALUE FUND
Statement of Additional Information
January 28, 2011
This Statement of Additional Information (“SAI”), which is not a prospectus, describes:

FUND	CLASS	TICKER SYMBOL
The Gabelli Small Cap Growth Fund	AAA	GABSX
(“Small Cap Growth Fund”)	A	GCASX
	B	GCBSX
	C	GCCSX
	I	GACIX

The Gabelli Equity Income Fund	AAA	GABEX
(“Equity Income Fund”)	A	GCAEX
	B	GCBEX
	C	GCCEX
	I	GCIEX

The Gabelli Woodland Small Cap Value Fund	AAA	GWSVX
(“Woodland Small Cap Value Fund”)	A	GWSAX
	C	GWSCX
	I	GWSIX
(each a “Fund” and together the “Funds”) which are series of Gabelli Equity Series Funds, Inc., a Maryland corporation (the “Company”). This SAI should be read in conjunction with the Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares of the Funds dated January 28, 2011. This SAI is incorporated by reference in its entirety into the Company’s Prospectuses. For a free copy of the Prospectuses, please contact the Company at the address, telephone number, or Internet website printed below. Portions of the Funds’ Annual Reports to shareholders are incorporated by reference into this SAI.
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
(800-422-3554)
WWW.GABELLI.COM

GENERAL INFORMATION
The Company is an open-end, management investment company organized under the laws of the State of Maryland on July 25, 1991. The Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund are each a series of the Corporation and commenced operations on October 22, 1991, January 2, 1992, and December 31, 2002, respectively. The Small Cap Growth Fund and Equity Income Fund are each classified as a diversified investment company and the Woodland Small Cap Value Fund is classified as a “non-diversified” investment company. The Company’s principal office is located at One Corporate Center, Rye, New York 10580-1422. The Funds are advised by Gabelli Funds, LLC (the “Adviser”).
INVESTMENT STRATEGIES AND RISKS
The Funds’ Prospectuses discuss the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.
Equity Securities
Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.
Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors.
The Adviser believes that opportunities for capital appreciation may be found in the preferred stock and convertible securities of companies. This is particularly true in the case of companies that have performed below expectations at the time the preferred stock or convertible security was issued. If the company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like its common stock than like a fixed income security and may result in above average appreciation once it becomes apparent that performance is improving. Even if the credit quality of the company is not in question, the market price of the convertible security will often reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. Many convertible securities are not investment grade, that is, they are not rated BBB or better by Standard & Poor’s Ratings Services (“S&P”), a division of the McGraw-Hill Companies, Inc., or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) and not considered by the Adviser to be of similar quality. There is no minimum credit rating for these securities in which the Funds may invest. Preferred stocks and convertible securities have many of the same characteristics and risks as nonconvertible debt securities described below.
Nonconvertible Debt Securities
Under normal market conditions, each Fund may invest up to 20% of its total assets in lower quality nonconvertible debt securities. These securities include preferred stocks, bonds, debentures, notes, asset- and mortgage- backed securities, and money market instruments such as commercial paper and bankers’ acceptances. There is no minimum credit rating for these securities in which the Funds may invest. Accordingly, the Funds could invest in securities in default although the Funds will not invest more than 5% of its assets in such securities. The market values of lower quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody’s and S&P respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security’s market value. The Funds will rely on the Adviser’s judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources and ability to cover its interest and fixed charges, factors relating to the issuer’s industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.
Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund’s net asset value per share (“NAV”). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.
From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the “Code”), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.
The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Funds’ liquidity needs or in response to a specific economic event such as the deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Corporation’s Board of Directors (the “Board” and each member of the Board, a “Director”) to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.
Corporate Reorganizations
Subject to each Fund’s policy of investing at least 80% of its net assets in income producing equity securities (Equity Income Fund) or small company equity securities (Small Cap Growth Fund and Woodland Small Cap Value Fund), each Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, or delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing their brokerage and other transaction expenses.
In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of a tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio manager who must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics and business climate when the offer or proposal is in progress.
In making these types of investments each Fund will not violate any of its investment restrictions (see below, “Investment Restrictions”) including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer (Equity Income Fund and Small Cap Growth Fund only) and (b) it will not invest more than 25% of its total assets in any one industry.
Asset-Backed and Mortgage-Backed Securities (Equity Income Fund and Small Cap Growth Fund only)
Prepayments of principal may be made at any time on the obligations underlying asset- and most mortgage- backed securities and are passed on to the holders of the asset- and mortgage- backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce, and slower than expected prepayments will increase, yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.
Foreign Securities
The Small Cap Growth Fund and Equity Income Fund may invest up to 35% of its total assets, and Woodland Small Cap Value Fund may invest without limit in the securities of non-United States (“U.S.”) issuers. However, these Funds do not currently expect to invest a significant portion of their assets in such securities. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Small Cap Growth Fund and Equity Income Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.
There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Funds’ performance.
Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or the investor.
Hedging Transactions
Options. Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return on or hedging the value of each Fund’s portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium paid, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price.
If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.
The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on a Fund the credit risk that the counterparty will fail to honor its obligations. Each Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund’s assets. To the extent that puts, straddles, and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission (“CFTC”) each Fund is limited to an investment not in excess of 5% of its total assets.
Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement, and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.
A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.
Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, an agency of the U.S. government, and must be executed through a futures commission merchant (i.e., a brokerage firm) who is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchanges’ affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.
These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of each Fund’s yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.
Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency, or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to “lock in” the U.S. dollar equivalent price of a security a Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline in the U.S. dollar versus the currency of a particular country to which the Fund’s portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.
Each Fund may enter into total rate of return, credit default, or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.
Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap, and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.
Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax, and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments.
Unseasoned Companies. The Small Cap Growth Fund and Woodland Small Cap Value Fund may invest in securities of unseasoned companies, which generally have limited liquidity, more speculative prospects and price volatility. The Small Cap Growth Fund will not invest more than 10% its of assets (at the time of purchase) in securities of companies (including predecessors) that have operated less than three years.
Other Investment Companies
The Small Cap Growth Fund and Woodland Small Cap Value Fund each may invest up to 10% of its total assets in other investment companies (not more than 5% of its total assets may be invested in any one investment company and it may not invest in more that 3% of the voting securities of any one investment company).
Investments in Warrants and Rights
Each Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund’s portfolio.
Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security. With respect to the Small Cap Growth Fund and Equity Income Fund, investments in warrants and rights are limited to up to 5% of each Fund’s total assets.
When Issued, Delayed Delivery Securities, and Forward Commitments
Each Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.
Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Funds prior to the settlement date. Each Fund will segregate with its Custodian (as hereinafter defined) cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
Short Sales
Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to 100% of the current market value of the security sold short.
Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
With respect to the Small Cap Growth Fund and Equity Income Fund, the market value of the securities sold short of any one issuer will not exceed either 5% of each Fund’s total assets or 5% of such issuer’s voting securities. With respect to all Funds, a Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Funds may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.
Restricted and Illiquid Securities
Each Fund may invest up to 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (“SEC”) or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activities, reliability of price information, and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test, to the extent the Board treats such securities as liquid, temporary impairment to trading patterns of such securities may adversely affect a Fund’s liquidity.
Repurchase Agreements
Each Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the New York Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.
The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, not more than 5% of the Fund’s total assets may be invested in repurchase agreements. In addition, a Fund will not enter into repurchase agreements with a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested.
Loans of Portfolio Securities
To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.
If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.
Borrowing
The Funds may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of their portfolio securities. Borrowing will not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund’s assets after giving effect to the borrowing. The Funds will not make additional investments when borrowings exceed 5% of assets. The Funds may mortgage, pledge, or hypothecate assets to secure such borrowings.
Temporary Defensive Investments
For temporary defensive purposes each Fund may invest up to 100% of its assets in nonconvertible fixed income securities or high-quality money market instruments.
Portfolio Turnover
The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Each Fund’s portfolio turnover is expected to be less than 100%.
Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).
Portfolio turnover may vary from year to year, as well as within a year. For the fiscal years ended September 30, 2010 and 2009, the turnover rates were 14% and 25%, respectively, in the case of the Small Cap Growth Fund and 14% and 17%, respectively, in the case of the Equity Income Fund. For the fiscal years ended September 30, 2010 and 2009, the turnover rates were 61% and 62%, respectively, for the Woodland Small Cap Value Fund.

INVESTMENT RESTRICTIONS
Each Fund’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the applicable Fund’s shareholders defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are represented in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy.
Small Cap Growth Fund and Equity Income Fund
Under such restrictions, each of these Funds may not:
(1)	with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

(2)	invest 25% or more of the value of its total assets in any one industry;

(3)	issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that a Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. A Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

(4)	make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities, or the acquisition of securities subject to repurchase agreements;

(5)	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

(6)	invest for the purpose of exercising control over management of any company;

(7)	purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities and similar instruments; or

(8)	purchase or sell commodities or commodity contracts except for hedging purposes or invest in any oil, gas, or mineral interests.
Woodland Small Cap Value Fund
Under such restrictions, the Fund may not:
(1)	invest 25% or more of the value of its total assets in any one industry;

(2)	issue senior securities (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) in excess of 33-1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

(3)	make loans of money or property to any person, except through loans of portfolio assets, the purchase of debt instruments, or the acquisition of assets subject to repurchase agreements;

(4)	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

(5)	invest for the purpose of exercising day-to-day operating control over management of any company;

(6)	purchase real estate or interests therein, which does not include securities or other instruments issued by companies that invest primarily in real estate; or

(7)	purchase or sell commodities or commodity contracts or invest in any oil, gas, or mineral interests except in each case to the extent the Fund would not be required to register as a commodity pool.
PORTFOLIO HOLDINGS INFORMATION
Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds’ portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, “Portfolio Holdings Information”). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds’ website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser’s interests and the Funds’ interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”). These policies further provide that no officer of the Company or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer of the Adviser, or Chief Executive Officer, or General Counsel of the parent company of the Adviser.
Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):
(1)	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

(2)	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(3)	To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Funds’ current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4)	To firms providing proxy voting or other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(5)	To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

(6)	To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.
As of the date of this SAI, each Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Funds’ administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds’ proxy voting service is Broadridge Financial Solutions, Inc. RR Donnelley provides typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.
Other than arrangements with the Funds’ service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds’ portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.
Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser’s affiliates, will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds’ Chief Compliance Officer.

DIRECTORS AND OFFICERS
Under Maryland law, the Company’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Funds’ officers who conduct the daily business of the Funds. Information pertaining to the Directors and executive officers of the Company is as follows:

		Number of
		Funds in
		Fund		Other Directorships
	Term of Office and	Complex		Held by Director
Name, Position(s)	Length of Time	Overseen	Principal Occupation(s)	During the Past Five
Address[1]And Age	Served[2]	by Director	During Past Five Years	Years[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli Director and Chief Investment Officer Age: 68	Since 1991	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

John D. Gabelli Director Age: 66	Since 1991	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS:

Anthony J. Colavita Director Age: 75	Since 1991	35	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 67	Since 1991	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapetics, Inc. (therapeutics and diagnostics); and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Robert J. Morrissey Director Age: 71	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	—

Kuni Nakamura Director Age: 42	Since 2009	9	President of Advanced Polymer, Inc. (chemical wholesale company)	—

		Number of
		Funds in
		Fund		Other Directorships
	Term of Office and	Complex		Held by Director
Name, Position(s)	Length of Time	Overseen	Principal Occupation(s)	During the Past Five
Address[1]And Age	Served[2]	by Director	During Past Five Years	Years[3]
Anthony R. Pustorino Director Age: 85	Since 1991	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Anthonie C. van Ekris Director Age: 76	Since 1991	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 65	Since 2001	28	Chairman of Zizza & Company, Ltd. (financial consulting); Chairman of Metropolitan Paper Recycling Inc. (recycling); Chairman of BAM Inc. (manufacturing); Chairman of E-Corp English (executive language services) since March 2009	Director of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Director and Chief Executive Officer of General Employment Enterprises, Inc. (staffing) since December 2009; Bion Environmental Technologies (technology)(2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

Term of Office and
Name, Position(s)	Length of Time	Principal Occupation(s)
Address[1]And Age	Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President and Secretary Age: 59	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc., 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008.

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005.

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e. public companies) or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Funds as defined in the 1940 Act. Mario J. Gabelli and John D. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC, which acts as the Funds’ investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.
The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex (the “Fund Complex”), public companies, or non-profit entities or other organizations as set forth above and below. Each Director’s ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.
Mario J. Gabelli. Mr. Gabelli is Chairman of the Board. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. (“GAMCO”), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.
Anthony J. Colavita. Mr. Colavita is a practicing attorney with over 49 years of experience, including in the area of business law. He is the Chairman of the Funds’ Nominating Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.
Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for four years. In accordance with his experience as a CFO, he is a member of the Funds’ Audit Committee. Mr. Enright is also a member of the Funds’ Nominating Committee, and ad hoc Pricing Committee, and a member of both multi-fund Compensation Committees (described below under “Directors — Leadership Structure and Oversight

Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutic and diagnostic company and serves as Chairman of its compensation committee and as a member of its audit committee. He was also a Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science Degree from Fordham University and completed the Advanced Management Program at Harvard University.
John D. Gabelli. Mr. Gabelli is a Senior Vice President of Gabelli & Company, Inc., an institutional research and brokerage firm, and President of John Gabelli Inc., a general partner of two investment partnerships and has over 35 years of experience in the asset management industry. He also sits on the board of various charitable foundations, including the Mount Vernon Police Foundation. Mr. Gabelli serves on the boards of other funds in the Fund Complex.
Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of the LGL Group. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania — The Wharton School with a Bachelor’s degree in Economics and Multinational Management.
Robert J. Morrissey, Esq. Mr. Morrissey has over 47 years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He is a member of the Funds’ Nominating and Proxy Voting Committees and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Morrissey serves as Chairman of the Board of Directors of the Belmont Savings Bank in Massachusetts. He also serves as a Trustee of Boston College and is Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, is Chairman of the Investment Advisory Board of the New England Jesuit Province, is a member of the Financial Council of the Archdiocese of Boston, and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and is a Director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and the Harvard Law School.
Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant and a Professor Emeritus of Pace University and has over 40 years of experience in public accounting. Mr. Pustorino is Chairman of the Funds’ Audit Committee and Proxy Voting Committee and has been designated as the Funds’ Audit Committee Financial Expert. Mr. Pustorino also serves on comparable committees of other boards in the Funds Complex. Mr. Pustorino was a Director of LGL Group, Inc., a diversified manufacturing company. Mr. Pustorino was previously the President and Shareholder of a Certified Public Accountants (“CPA”) firm and a Professor of accounting, most recently at Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Boards of Accountancy. He was a Member of the Executive Committee and Vice President of the New York State Society of CPAs, and was the Chair or Member of many of its technical committees. He was a Member of Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for 19 years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund’s Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.
Salvatore J. Zizza. Mr. Zizza is the Chairman of a consulting firm. Mr. Zizza also serves as lead Director of the Funds. He is a member of the Funds’ ad hoc Pricing Committee, a member of the Funds’ Proxy Voting Committee, and a member of both multi-fund Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large construction company which was a NYSE-listed company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration from St. John’s University, which also has awarded him an Honorary Doctorate in Commercial Sciences.
Directors — Leadership Structure and Oversight Responsibilities
     Overall responsibility for general oversight of the Funds rests with the Board. The Board has appointed Mr. Zizza as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Funds. The Board also has a Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Funds’ Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. From time to time the Board establishes additional committees or informal working groups, to deal with specific matters or assigns one of its members to participate with Directors or directors of other funds in the Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex, and some of the Funds’ Directors may from time to time also serve on this separate committee.)
     All of the Funds’ Directors other than Messrs. Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Funds’ service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.
     The Funds’ operations entail a variety of risks, including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Funds are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Funds through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Funds, and the Audit Committee discusses the Funds’ risk management and controls with the independent registered public accounting firm engaged by the Funds. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding compliance matters relating to the Funds and its major service providers, including results of the implementation and testing of the Funds’ and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Funds’ risk management from time to time and may make changes in its discretion at any time.
     The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.
Standing Board Committees
The Board has established three standing committees in connection with their governance of the Company — Audit, Nominating, and Proxy Voting.
The Company’s Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Enright, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 16, 2010. As set forth in the Charter, the function of the Audit Committee is oversight; it is managements’ responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof, and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the fiscal year ended September 30, 2010, the Audit Committee met twice.
The Company’s Nominating Committee consists of three members: Messrs. Colavita (Chairman), Enright, and Morrissey, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended September 30, 2010. The Company does not have a standing compensation committee (although some of the Company’s Directors participate in the multi-fund Compensation Committees described above).
The Company’s Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Morrissey, and Zizza, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2010.

Director Ownership of Fund Shares
Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director as of December 31, 2010.

		Dollar Range of	Aggregate Dollar
		Equity	Range of Equity
		Securities Held	Securities Held in
Name of Director	Fund	in each Fund*	Fund Complex*
INTERESTED DIRECTORS:

Mario J. Gabelli	The Gabelli Small Cap Growth Fund	E	E
	The Gabelli Equity Income Fund	E
	The Gabelli Woodland Small Cap Value Fund	E

John D. Gabelli**	The Gabelli Small Cap Growth Fund	A	E
	The Gabelli Equity Income Fund	A
	The Gabelli Woodland Small Cap Value Fund	A

INDEPENDENT DIRECTORS:

Anthony J. Colavita***	The Gabelli Small Cap Growth Fund	E	E
	The Gabelli Equity Income Fund	D
	The Gabelli Woodland Small Cap Value Fund	C

Vincent D. Enright	The Gabelli Small Cap Growth Fund	E	E
	The Gabelli Equity Income Fund	D
	The Gabelli Woodland Small Cap Value Fund	D

Robert J. Morrissey	The Gabelli Small Cap Growth Fund	E	E
	The Gabelli Equity Income Fund	D
	The Gabelli Woodland Small Cap Value Fund	A

Kuni Nakamura	The Gabelli Small Cap Growth Fund	A	C
	The Gabelli Equity Income Fund	C
	The Gabelli Woodland Small Cap Value Fund	A

Anthony R.	The Gabelli Small Cap Growth Fund	E	E
Pustorino***	The Gabelli Equity Income Fund	B
	The Gabelli Woodland Small Cap Value Fund	A

Anthonie C. van	The Gabelli Small Cap Growth Fund	D	E
Ekris***	The Gabelli Equity Income Fund	E
	The Gabelli Woodland Small Cap Value Fund	D

Salvatore J. Zizza	The Gabelli Small Cap Growth Fund	A	E
	The Gabelli Equity Income Fund	A
	The Gabelli Woodland Small Cap Value Fund	A

*	Key to Dollar Ranges- Information as of December 31, 2010.

A.	None

B.	$1 — $10,000

C.	$10,001 — $50,000

D.	$50,001 — $100,000

E.	Over $100,000

**	Mr. John Gabelli is a trustee on accounts for which he disclaims beneficial ownership.

***	Mr. Colavita and Mr. Pustorino each beneficially owns less than 1% of the common stock of The LGL Group, Inc., having a value of $23,999 and $156,369 respectively, as of December 31, 2010. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) The LGL Group, Inc. having a value of $28,784 as of December 31, 2010 and (ii) LICT Corp. having a value of $63,600 as of December 31, 2010. The LGL Group, Inc. and LICT Corp. may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Funds’ Adviser.
Director and Officer Compensation
No director, officer, or employee of the Adviser or an affiliated company receives any compensation from the Funds for serving as an officer or Director of the Company. The Company pays each Independent Director who is not a director, officer, or employee of the Adviser or any of its affiliates $9,000 per annum and $1,000 per meeting attended in person and $500 per meeting attended by telephone and reimburses each Director for related travel and out-of-pocket expenses. The Company also pays each Director serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per meeting attended. The lead director and Chairman of the Audit Committee each receive an additional $1,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Funds who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Company.
The following table sets forth certain information regarding the compensation of the Company’s Directors. No executive officer or person affiliated with the Company received compensation in excess of $120,000 from the Company for the fiscal year ended September 30, 2010.
Compensation Table
Aggregate Compensation From Registrant (Fiscal Year)

		Aggregate Compensation
Name of Person and	Aggregate Compensation From	From the Company
Position	the Funds	and Fund Complex*
Interested Directors
Mario J. Gabelli Director	$0	$0	(26)
John D. Gabelli Director	$0	$0	(10)

Independent Directors
Anthony J. Colavita Director	$13,036	$254,500	(34)
Vincent D. Enright Director	$14,000	$131,000	(15)
Robert J. Morrissey Director	$13,500	$49,500	(6)

		Aggregate Compensation
Name of Person and	Aggregate Compensation From	From the Company
Position	the Funds	and Fund Complex*
Kuni Nakamura Director	$11,958	$48,500	(9)
Anthony R. Pustorino Director	$15,238	$164,500	(13)
Anthonie C. van Ekris Director	$13,050	$124,000	(20)
Salvatore J. Zizza Director	$14,313	$212,000	(27)

*	Represents the total compensation paid to such persons for the calendar year ended December 31, 2010. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same “fund complex” as the Company because they have common or affiliated investment advisers.
Code of Ethics
The Company, its Adviser, and Distributor have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Funds.
Proxy Voting Policies
The Company, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund.
Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.
A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”) and its Corporate Governance Service, other third-party services, and the analysts of Gabelli & Company, Inc. (the “Distributor”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer’s board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.
For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by the Distributor’s analysts. The Chief Investment Officer or the Distributor’s analysts may be invited to present their viewpoints. If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.
Where a proxy proposal raises a material conflict between the interests of the Funds’ shareholders on the one hand, and those of the Funds’ Adviser, or the principal underwriters or other principal underwriter on the other hand, the conflict will be brought to the Board’s Proxy Voting Committee of the Company to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the Independent Directors of the relevant Funds to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.
Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
The Company files Form N-PX with its complete proxy voting record for the 12 months ended June 30 no later than August 31st of each year. This filing for the Company is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of January 12, 2011, the following persons were known to own of record or beneficially 5% or more of the outstanding voting securities of any class of any Fund:

NAME AND ADDRESS		% OF CLASS		NATURE OF OWNERSHIP
Small Cap Growth Fund:

Class AAA	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	37.70	%+	Record

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST FL 5 NEW YORK, NY 10281-5503	13.41%	Record

	PRUDENTIAL INVESTMENT MGMT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK, NJ 07102-4000	10.69%	Record

Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO 3RD FLOOR JERSEY CITY, NJ 07311	6.75%	Record

	PRUDENTIAL INVESTMENT MGMT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY ST 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK, NJ 07102-4000	5.99%	Record

Class B	STIFEL NICOLAUS & CO INC RAYMOND & SANDRA STONE REV LIV ST LOUIS, MO 63102-2131	51.93%+	Record

	FIRST CLEARING LLC FBO MEREDITH & JEFFREY HOFF GLEN ALLEN, VA 23060-9243	25.62%+	Record

	JOHN CLARK ELEANOR CLARK JT TEN POMFRET CTR, CT 06259-2209	13.40%	Record

	GAMCO INVESTORS INC ATTN: CHIEF FINANCIAL OFFICER ONE CORPORATE CENTER RYE, NY 10580-1436	9.05%	Record

Class C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO 3RD FLOOR JERSEY CITY NJ 07311	8.15%	Record

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
Class I	CARDINAL BANK 8270 GREENSBORO DR MC LEAN, VA 22102-3800	35.32%+	Record

	MORI & CO C/O COMMERCE BANK NA 911 MAIN STREET – STE 201 KANSAS CITY, MO 64105-5304	9.92%	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	9.39%	Record

	THE FULTON COMPANY C/O FULTON FINANCIAL ADVISORS PO BOX 3215 LANCASTER, PA 17604-3215	8.00%	Record

	C/O FIRST MERIT ID 682 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS, PA 19456-9989	5.82%	Record

Equity Income Fund:

Class AAA	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST FL 5 NEW YORK, NY 10281-5503	26.64%+	Record

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	25.07%+	Record

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO 3RD FLOOR JERSEY CITY, NJ 07311	15.60%	Record

Class A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO 3RD FLOOR JERSEY CITY, NJ 07311	17.94%	Record

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
Class B	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 11155 RED RUN BLVD OWINGS MILLS. MD 21117-3256	35.08%+	Record

	RBC CAPITAL MARKETS CORP FBO PAULINE M HARGREAVES INDIVIDUAL RETIREMENT ACCOUNT RBC CAPITAL MARKETS CORP CUST METHUEN, MA 01844-3614	32.54%+	Record

	RBC CAPITAL MARKETS CORP FBO SANDRA N HARDY INDIVIDUAL RETIREMENT ACCOUNT RBC CAPITAL MARKETS CORP CUST MILFORD, NH 03055-4104	12.29%	Record

	RBC CAPITAL MARKETS CORP FBO WAYNE D HARDY INDIVIDUAL RETIREMENT ACCOUNT RBC CAPITAL MARKETS CORP CUST MILFORD, NH 03055-4104	5.71%	Record

Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	22.60%	Record

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO 3RD FLOOR JERSEY CITY, NJ 07311	16.61%	Record

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 11155 RED RUN BLVD OWINGS MILLS, MD 21117-3256	11.78%	Record

Class I	CITIGROUP GLOBAL MARKETS INC 333 WEST 34TH STREET – 3RD FLOOR NEW YORK, NY 10001-2402	22.38%	Record

	MITRA & CO FBO 98 C/O M&I TRUST CO NA – ATTN: MF 11270 WEST PARK PLACE – STE 400 MILWAUKEE, WI 53224-3638	12.93%	Record

NAME AND ADDRESS		% OF CLASS	NATURE OF OWNERSHIP
Woodland Small Cap Value Fund:

Class AAA	MAX H SHALOM LANA SHALOM JT TEN BROOKLYN, NY 11223-2827	14.07%	Record

	ELIZABETH M LILLY SAINT PAUL, MN 55105-3511	7.91%	Record

	STATE STREET BANK & TRUST CO CUST FOR THE IRA R/O OF FBO ELIZABETH M LILLY SAINT PAUL, MN 55105-3511	5.98%	Record

Class A	OPPENHEIMER & CO INC CUSTODIAN FBO RUTH C COMENS IRA SAINT LOUIS, MO 63127-1438	40.95%+	Record

	STATE STREET BANK & TRUST CO CUST FOR THE SEP IRA A/C KENNETH A HRITZ LIMA, NY 14485-9311	32.71%+	Record

	PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	7.72%	Record

Class C	ROBERT W BAIRD & CO. INC. 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202-5300	64.78%+	Record

	RAYMOND JAMES & ASSOC INC FBO GARY W MANSFIELD MARTIN, TN 38237-3607	6.41%	Record

Class I	FRONTIER TRUST COMPANY FBO GABELLI FUNDS 401(K) PROFIT SHARING PO BOX 10758 FARGO, ND 58106-0758	98.48%+	Record

+	Beneficial ownership of shares representing 25% or more of the outstanding shares of a class of a Fund may be deemed to represent “control” of the class, as that term is defined in the 1940 Act.
As of January 12, 2011, as a group, the officers and Directors of each Fund owned less than 1% of each of the Equity Income Fund and the Small Cap Growth Fund and 6.97% of the Woodland Small Cap Value Fund, aggregating all classes of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
The Adviser is a New York limited liability company which serves as an investment adviser to 17 open-end investment companies and 10 closed-end investment companies with aggregate assets in excess of $16.6 billion as of September 30, 2010. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. (“GAMCO”), acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $12.4 billion as of September 30, 2010. Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), an affiliate of the Adviser, acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $641 million as of September 30, 2010; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $466 million as of September 30, 2010; and Gabelli Fixed Income, LLC acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2010. Each of the forgoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of September 30, 2010.
Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.
The Adviser currently serves as investment adviser to the Funds pursuant to investment advisory contracts (the “Contracts”). Pursuant to the Contracts, which were initially approved by each Fund’s sole shareholder on October 2, 1991 for the Small Cap Growth Fund, December 9, 1991 for the Equity Income Fund and December 31, 2002 for the Woodland Small Cap Value Fund, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions for each Fund, and generally manages each Fund’s investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.
Under the Contracts, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the

Funds, including maintaining certain books and records and overseeing the activities of the Funds Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including BNY Mellon Investment Servicing (US) Inc., the Funds’ Sub-Administrator, State Street Bank and Trust Company (“State Street”), the Funds’ Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds’ registration statement, Prospectuses, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds’ tax returns, and reports to each Fund’s shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV per share of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or their shares under such laws; and (vii) prepares notices and agendas for meetings of the Company Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.
The cost of calculating each Fund’s NAV per share is an expense payable by the Company pursuant to the Contracts. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000 in connection with the cost of computing the Funds’ NAV. During the fiscal year ended September 30, 2010, the Funds reimbursed the Adviser $45,000, $45,000, and $0 for the Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund, respectively, in connection with the cost of computing each Fund’s NAV.
The Contracts provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Funds or any of their investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Contracts provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contracts also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Contracts in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Contract that the word “Gabelli” in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may be freely used by the Adviser for other investment companies, entities, or products. The Funds have further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Funds will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include “Gabelli.”
By their terms, the Contracts will remain in effect from year to year, provided each such annual continuance is specifically approved by the Company’s Board or by a “majority” (as defined pursuant to the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Contracts. The Contracts are terminable without penalty by each Fund on 60 days’ written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” as defined by the 1940 Act.
As compensation for the Adviser’s services and related expenses borne by the Adviser, each Fund pays the Adviser a fee computed daily and payable monthly at the annual rate of 1.00% of each Fund’s net assets and allocable to each class on the basis of assets attributable to such class. For the last three fiscal years ended September 30, each Fund paid investment advisory fees to the Adviser amounting to:

Advisory Fees Paid to Adviser by Each Fund
(Fiscal years ended September 30)

	2010		2009		2008
Small Cap Growth Fund	$15,555,344		$9,375,651		$10,406,481
Equity Income Fund	$13,311,557		$9,195,276		$12,539,690
Woodland Small Cap Value Fund	$59,473	(1)	$47,803	(1)	$80,681	(1)

(1)	Amount reflects advisory fees prior to reimbursement of expenses by the Adviser.
The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Woodland Small Cap Value Fund to the extent necessary to maintain the Woodland Small Cap Value Fund’s Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, distribution expenses in excess of .25% per year and extraordinary expenses) at certain specified levels. Pursuant to this agreement, the Adviser reimbursed expenses of the Woodland Small Cap Value Fund as follows:
Advisory Fees Reimbursed by the Woodland Small Cap Value Fund
(Fiscal years ended September 30)

Advisory Fees
Reimbursed
2010	$64,417
2009	$63,496
2008	$41,151
This arrangement will continue until at least through January 31, 2012. In addition, the Woodland Small Cap Value Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.00%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class C, and Class I Shares, respectively.
Portfolio Manager Information
Other Accounts Managed
The table below provides summary information regarding other accounts for which each portfolio manager was primarily responsible for day-to-day management during the fiscal year ended September 30, 2010.
     EXCLUDES SMALL CAP GROWTH FUND:

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts		is Based on	is Based on
Manager	Accounts	Managed	Total Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	13.2B	6	3.9B
	Other Pooled Investment Vehicles:	15	442.3M	13	434.6M
	Other Accounts:	1,677	12.1B	9	1.7B

     EXCLUDES EQUITY INCOME FUND:

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts		is Based on	is Based on
Manager	Accounts	Managed	Total Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	24	13.5B	6	3.9B
	Other Pooled Investment Vehicles:	15	442.3M	13	434.6M
	Other Accounts:	1,677	12.1B	9	1.7B
     EXCLUDES WOODLAND SMALL CAP VALUE FUND:

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts		is Based on	is Based on
Manager	Accounts	Managed	Total Assets	Performance	Performance
1. Elizabeth M. Lilly	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	37.3K	1	37.3K
	Other Accounts:	15	14.3M	0	0
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only a Fund.
Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.
Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.
Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli’s position with the Funds’ Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Funds even if using the Distributor is not in the best interest of the Funds.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Funds are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance fee based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates. Ms. Lilly has investment interests in the mutual fund account she manages. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts that could most significantly benefit that portfolio manager.
The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.
Compensation Structure for Elizabeth M. Lilly
The compensation of portfolio managers for the Gabelli Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Ms. Lilly receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Woodland Small Cap Value Fund and separate accounts to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Gabelli Woodland Small Cap Value Fund.

This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser’s parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.
Compensation Structure for Mario J. Gabelli
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Equity Income Fund and Small Cap Growth Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to these Funds. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.
Ownership of Shares in the Fund
Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Dollar Range of
Equity Securities
Name	Fund	Held in each Fund*
Mario J. Gabelli	Small Cap Growth Fund Equity Income Fund Woodland Small Cap Value Fund	G G C

Elizabeth M. Lilly	Woodland Small Cap Value Fund	E

*	Key to Dollar Ranges- Information as of September 30, 2010.
A. None
B. $1 – $10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. $100,001 – $500,000
F. $500,001 – $1,000,000
G. over $1,000,000

The Sub-Administrator
The Adviser has entered into an agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Corporation’s operations except those performed by the Adviser under its advisory agreement with the Funds’; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Funds’ shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all of the Company’s Board meetings, including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Company’s shareholders, tax returns, and reports to and filings with the SEC and state “Blue Sky” authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing each Fund’s investment portfolio, (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund’s investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Company in a manner consistent with the requirements of the 1940 Act.
For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion- 0.0275%; $10 billion to $15 billion- 0.0125%; over $15 billion- 0.0100%. The Sub-Administrator’s fee is paid by the Adviser and will result in no additional expenses to the the Funds.
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Company’s legal counsel.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 2001 Market Street, Philadelphia, PA 19103, independent registered public accounting firm, has been selected to audit the Funds’ annual financial statements.
Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street, 225 Franklin Street, Boston, Massachusetts 02110 is the Custodian for each Fund’s cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street, located at The BFDS Building, 30 Dan Road, Canton, MA 02021-2809, performs the shareholder services on behalf of State Street and acts as each Fund’s transfer agent and dividend disbursing agent. Neither BFDS or State Street assists in or is responsible for investment decisions involving assets of the Funds.
Distributor
To implement each Fund’s 12b-1 Plans, each Fund has entered into a Distribution Agreement with the Distributor, a New York corporation which is an indirect, majority-owned subsidiary of GAMCO Investors, Inc. having its principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of each Fund’s shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Gabelli/GAMCO Fund Complex.
Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2010.

		Sales Charges Paid
	Fiscal Year Ended	by Fund	Amounts Retained by
	September 30,	Shareholders	Distributor
Small Cap Growth Fund	2008	$311,411	$40,084
	2009	$376,143	$18,195
	2010	$425,908	$59,455

Equity Income Fund	2008	$241,701	$34,130
	2009	$127,932	$49,146
	2010	$375,332	$49,455

Woodland Small Cap Value Fund	2008	$202	$202
	2009	$0	$0
	2010	$2,620	$473
Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2010.

	Net
	Underwriting	Compensation on
	Discounts and	Redemptions and	Brokerage	Other
	Commissions	Repurchases	Commissions	Compensation
Small Cap Growth Fund	$59,043	$14,150	$705,332	—
Equity Income Fund	$49,977	$6,965	$692,031	—
Woodland Small Cap Value Fund	$473	$0	$29,391	—
DISTRIBUTION PLANS
Each Fund has adopted a separate distribution and service plan (each, a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund’s Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares in the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company’s Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.
Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures.
For the fiscal year ended September 30, 2010, the Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund incurred distribution costs of $4,014,512, $3,504,279, and $15,621, respectively, to the Distributor for underwriting. The Plan compensates the Distributor regardless of its expense.
Distribution Costs and Expenses
Incurred for the Year Ended September 30, 2010

	Class AAA	Class A	Class B	Class C
Small Cap Growth Fund	$3,237,238	$227,124	$326	$549,824

Equity Income Fund	$3,078,459	$116,841	$1,288	$307,691

Woodland Small Cap Value Fund	$14,186	$198	—	$1,237

For the fiscal year ended September 30, 2010, the Distributor identified expenditures for the Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund, respectively, of approximately: $33,000, $29,200, and $400 for advertising and promotion, $29,600, $49,100, and $2,400 for printing, postage and stationery, $13,900, $14,600, and $200 for overhead support expenses, $264,600, $153,200, and $0 for advanced commissions, $243,600, $201,900, and $3,500 for salaries of personnel of the Distributor and $3,082,100, $3,837,000, and $4,900 for third party servicing fees.
Pursuant to the Plans, each Fund pays the Distributor 0.25% of their average daily net assets of Class AAA Shares and Class A Shares and 1.00% (0.25% for service and 0.75% for distribution) of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority. Pursuant to the Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of that Fund’s shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually by the Company’s Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party thereto upon 60 days’ written notice.
The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each of the Funds also make payments to the providers of these programs, out of their assets other than Rule 12b-1 payments, in amounts not greater than the savings of expenses a Fund would otherwise incur in maintaining shareholder accounts for those who invest in a Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.
Class A, Class B, and Class C Shares for each Fund were first offered to the public on December 31, 2003. (Except for Woodland Small Cap Value Fund which commenced investment operations for all classes on December 31, 2002). Class I Shares were issued on January 11, 2008. Class B Shares of The Gabelli Woodland Small Cap Value Fund were fully redeemed and closed on February 2, 2010.
Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Company or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A, Class B, Class C, and Class I Shares under the “Classes of Shares” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.
No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.
Under each Contract the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of the NASD and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for each Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.
Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.
The Adviser currently serves as investment adviser to a number of investment company clients and private accounts and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts and adviser to other investment companies. It is the policy of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Funds and others whose assets they manage in such manner as it deems equitable. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.
The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.
Research services furnished by brokers or dealers through which the Funds effect security transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $44,302 for Small Cap Growth Fund, $90,499 for Equity Income Fund, and $29,792 for Woodland Small Cap Value Fund, respectively, on portfolio transactions in the principal amount of $103,614,596, $36,355,248, and $7,399,525 for Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund, respectively, during the fiscal year ended September 30, 2010. The average commissions on these transactions were $.040, $.034, and $.044 per share for Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund, respectively.
Investment research obtained by allocations of a Fund’s brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.
The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Company’s procedures contain requirements that the Board, including the Independent Directors, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.
To obtain the best execution of portfolio trades on the New York Stock Exchange (“NYSE”), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent “floor brokers” or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to each Fund for the account of the Distributor, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect each Fund’s portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Company’s Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Funds of the aggregate compensation it earned on such transactions.
The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the past three fiscal years:
Small Cap Growth Fund

	Year ended	Commissions
	September 30	Paid
Total Brokerage Commissions	2008	$740,242
	2009	$934,951
	2010	$705,332

Commissions paid to the Distributor	2008	$460,433
	2009	$634,250
	2010	$400,649

% of Total Brokerage Commissions paid to the Distributor	2010	57	%*

% of Total Transactions involving Commissions paid to the Distributor	2010	39	%*

*	The reason for the difference in the percentage of brokerage commissions paid to, and the percentage of total transactions involving commissions effected through, the Distributor is due to the fact that commissions paid on stock transactions electronically traded is significantly less than trades effected for listed securities, which are the only types of transactions effected by the Distributor.

Equity Income Fund

	Year ended	Commissions
	September 30	Paid
Total Brokerage Commissions	2008	$658,188
	2009	$496,403
	2010	$692,031

Commissions paid to the Distributor	2008	$551,673
	2009	$377,283
	2010	$546,506

% of Total Brokerage Commissions paid to the Distributor	2010	79%

% of Total Transactions involving Commissions paid to the Distributor	2010	81%

Woodland Small Cap Value Fund

	Year ended	Commissions
	September 30	Paid
Total Brokerage Commissions	2008	$21,417
	2009	$32,835
	2010	$29,391

Commissions paid to the Distributor	2008	$0
	2009	$0
	2010	$0

% of Total Brokerage Commissions paid to the Distributor	2010	0%

% of Total Transactions involving Commissions paid to the Distributor	2010	0%
As of the fiscal year ended September 30, 2010, the Small Cap Growth Fund did not hold securities of its regular brokers or dealers or their parents.
During the fiscal year ended September 30, 2010, the Equity Income Fund acquired the securities of its regular brokers or dealers or their parents. The following table sets forth the identity of those brokers, dealers or their parents and the value of such holdings as of September 30, 2010:

		Aggregate
Name of Regular Broker or Dealer or Parent (Issuer)	Shares	Market Value
The Bank of New York Mellon Corp.	750,000	$19,597,500
As of the fiscal year ended September 30, 2010, the Woodland Small Cap Value Fund did not hold securities of its regular brokers or dealers or their parents.

REDEMPTION OF SHARES
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of each Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Each Fund will not distribute in-kind portfolio securities that are not readily marketable.
Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of that Fund’s shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at anytime in that shareholder’s name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.
The Funds impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds’ Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not to the Adviser or Distributor.
No minimum initial investment is required for Officers, Directors, or full-time employees of the Funds, other investment companies managed by the Adviser, the Adviser, the Sub-Administrator, the Distributor or their affiliates, including members of the “immediate family” of such individuals and retirement plans and trusts for their benefit. The term “immediate family” refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children.
DETERMINATION OF NET ASSET VALUE
NAV is calculated separately for each class of each Fund. The NAV of Class B and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
For purposes of determining each of the Fund’s NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than 60 days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipts securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.
The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company’s Board. Additional information on fair valuation is provided in the Funds’ Prospectuses under “Pricing of Fund Shares”.
In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Funds’ NAV, that Fund or Funds may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.
NYSE Closings
The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
General
Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of the Funds’ shares by U.S. persons. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service (“IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U. S. federal tax consequences of the purchase, ownership, or disposition of Funds shares arising under the laws of any state, foreign country, or other taxing jurisdiction.
Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.
As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of such Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (or deemed distributed) in that taxable year. Any income or gains retained by the Funds will be subject to regular corporate-level income taxes.
Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder’s gross income net of such tax.
A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year (unless an election is made by a Fund with a November or December year-end to use the Fund’s fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.

Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.
Certain options, futures contracts, and options on futures contracts are “section 1256 contracts”. Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by each Fund at the end of each taxable year are “mark-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.
Hedging transactions undertaken by each Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
Distributions
Distributions of investment company taxable income (which includes taxable interest income and dividend income other than qualified dividends and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Properly designated distributions attributable to qualified dividends received by the Funds from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced rate, provided that certain holding period requirements are met. This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2013 and thereafter revert to ordinary income rates. Properly designated dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Funds from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Funds for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.
Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. The current distribution policy of the Equity Income Fund is to pay a fixed amount on a monthly basis for each class of shares. This policy may restrict the Equity Income Fund’s ability to pay out all its net long-term capital gains as a capital gain dividend. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.
Sales of Shares
Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder’s holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.
If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a “reinvestment right”), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment company before January 31 of the calendar year following the year of such disposition whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder’s gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.
Backup Withholding
The Company generally will be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Other Taxes
Dividends, distributions and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Foreign Withholding Taxes
Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.
Nature of Small Cap Investments
Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
INVESTMENT PERFORMANCE INFORMATION
From time to time, each Fund may quote its performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.
Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of each Fund’s performance for any specified period in the future. In addition, when considering “average” total return figures for periods longer than one year, it is important to note that each Fund’s annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in each Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund’s performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.
In reports or other communications to shareholders or in advertising material, each Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund’s total return figures to the Distributor.
In its reports, investor communications or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors, and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund;

(vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.
In connection with communicating its yield or total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.
DESCRIPTION OF THE FUNDS’ SHARES
Description of the Funds’ Shares
Each Fund is a series of Gabelli Equity Series Funds, Inc., which was incorporated in Maryland on July 25, 1991. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds’ shares to replace its Directors. The Company’s Board is authorized to classify or reclassify the unissued shares of the Company to one or more classes of a separate series of stock, each series representing a separate, additional portfolio. The Board currently has authorized the division of the unissued shares into three series each having a separate portfolio. The Funds offer Class AAA, Class A, Class B, Class C, and Class I shares. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class of each series of shares when issued has equal dividend, liquidation (see “Redemption of Shares”), and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.
There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV per share, at the option of the shareholder.
The Company sends semi-annual and annual reports to all shareholders which include lists of portfolio securities and each Fund’s financial statements, which will be audited annually. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address who have the same last name or who the Company reasonably believes are members of the same family. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.
Corporate Matters
The Company reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters, and auditors and on any proposed material amendment to the Company Certificate of Incorporation.
Upon liquidation of the Company or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval
Other than elections of Directors, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative vote of at least a majority, as defined by the 1940 Act, of the outstanding voting securities of a Fund or the Company at a meeting called for the purpose of considering such approval.
Information for Shareholders
All shareholder inquiries regarding administrative procedures including the purchase and redemption of Shares should be directed to the Distributor, Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the internet at WWW.GABELLI.COM.
FINANCIAL STATEMENTS
Each Fund’s Financial Statements for the fiscal year ended September 30, 2010, including the Reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, are incorporated herein by reference to each Fund’s Annual Report. Each Fund’s Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and other assurance services in connection with certain SEC filings.

APPENDIX A
DESCRIPTION OF CORPORATE DEBT RATINGS
MOODY’S INVESTORS SERVICE, INC.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to very high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with little prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principle or interest.

Unrated:	Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

STANDARD & POOR’S RATINGS SERVICES (“S&P”)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Description of S&P and Moody’s commercial paper ratings:
     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PART C: OTHER INFORMATION
Item 28. Exhibits

(a)(1)	Articles of Incorporation of the Registrant, dated July 25, 1991 — incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement, as filed with the SEC via EDGAR on January 28, 1998 (Accession No. 0000950152-98-000527) (“Post-Effective Amendment No. 7”).

(a)(2)	Articles of Amendment, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement, as filed with the SEC via EDGAR on January 31, 2000 (Accession No. 0000927405-00-000032) (“Post-Effective Amendment No. 10”).

(a)(3)	Articles Supplementary, dated January 28, 2000, with respect to Gabelli Equity Income Fund — incorporated by reference to Post-Effective Amendment No. 10

(a)(4)	Articles Supplementary, dated January 28, 2000, with respect to Gabelli Small Cap Value Fund — incorporated by reference to Post-Effective Amendment No. 10

(a)(5)	Articles Supplementary, dated December 27, 2002, with respect to Gabelli Equity Series Funds, Inc. — incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, as filed with the SEC via EDGAR on January 31, 2003 (Accession No. 0000935069-03-000085) (“Post-Effective Amendment No. 14”).

(a)(6)	Articles Supplementary, dated January 28, 2005, with respect to Gabelli Equity Series Funds, Inc. — incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, as filed with the SEC via EDGAR on January 31, 2005 (Accession No. 0000935069-05-000148) (“Post-Effective Amendment No. 17”).

(b)(1)	Registrant’s By-laws — incorporated by reference to Post-Effective Amendment No. 7.

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(b)(2)	Registrant’s Amended and Restated By-laws, dated August 19, 2009, are filed herewith.
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(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Gabelli Small Cap Growth Fund, dated October 1, 1991 — incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, as filed with the SEC via EDGAR on January 31, 2001 (Accession No. 0000935069-01-000048) (“Post-Effective Amendment No. 11”).

(d)(2)	Investment Advisory Agreement with Gabelli Funds, Inc., with respect to The Gabelli Equity Income Fund, dated October 1, 1991 — incorporated by reference to Post-Effective Amendment No. 11.

(d)(3)	Investment Advisory Agreement with Gabelli Funds, LLC, with respect to The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(d)(4)	Amendment No. 1 to the Investment Advisory Agreement with Gabelli Funds, LLC, with respect to The Gabelli Small Cap Growth Fund, dated February 17, 1999 — incorporated by reference to Post-Effective Amendment No. 11.

(d)(5)	Amendment No. 1 to the Investment Advisory Agreement with Gabelli Funds LLC, with respect to The Gabelli Equity Income Fund, dated February 17, 1999 — incorporated by reference to Post-Effective Amendment No. 11.

(d)(6)	Contractual Management Fee Waiver and Expense Reimbursement Agreement with Gabelli Funds, LLC dated October 1, 2008, with respect to The Gabelli Woodland Small Cap Value Fund — incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement as filed with the SEC via EDGAR on January 28, 2009 (Accession No. 0000935069-09-000172) (“Post-Effective Amendment No. 15”).

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(d)(7)	Amended and Restated Contractual Fee Waiver and Expense Deferral Agreement dated October 1, 2009 — is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement as filed with the SEC via EDGAR on January 28, 2010 (Accession No. 0000950123-10-006164).
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(e)(1)	Amended and Restated Distribution Agreement with Gabelli & Company, Inc., dated January 28, 2000, with respect to The Gabelli Equity Income Fund — incorporated by reference to Post-Effective Amendment No. 10.

(e)(2)	Amended and Restated Distribution Agreement with Gabelli & Company, Inc., dated January 28, 2000, with respect to The Gabelli Small Cap Growth Fund — incorporated by reference to Post-Effective Amendment No. 10.

(e)(3)	Distribution Agreement with Gabelli & Company, Inc., dated December 31, 2002, with respect to The Gabelli Woodland Small Cap Value Fund — incorporated by reference to Post-Effective Amendment No. 14.

(f)	Not Applicable.

(g)	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company, dated July 2, 2001 — incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement as filed with the SEC via EDGAR on January 29, 2002 (Accession No. 0000935069-02-000046) (“Post-Effective Amendment No. 12”).

(h)(1)	Transfer Agency and Service Agreement with State Street Bank and Trust Company — incorporated by reference to Post-Effective Amendment No. 7.

(i)(1)	Opinion and Consent of Counsel, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(i)(2)	Opinion of Counsel, dated January 28, 2008 — is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the SEC via EDGAR on January 28, 2008 (Accession No. 000935069-08-000168).

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(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm is filed herewith.
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(j)(2)	Powers of Attorney for Felix J. Christiana, Anthony J. Colavita, Vincent D. Enright, John D. Gabelli, Robert J. Morrissey, Karl Otto Pöhl, Anthony R. Pustorino and Anthony C. van Ekris — incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement, as filed with the SEC on August 31, 1992.

(j)(3)	Power of Attorney for Mario J. Gabelli, dated May 16, 2001 — incorporated by reference to Post-Effective Amendment No. 12.

(j)(4)	Power of Attorney for Salvatore J. Zizza, dated December 3, 2001 — incorporated by reference to Post-Effective Amendment No. 14.

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(j)(5)	Power of Attorney for Kuni Nakamura, dated January 14, 2011, is filed herewith.
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(k)	Not Applicable.

(l)(1)	Agreement with initial shareholder — incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, as filed with the SEC on September 20, 1991.

(l)(2)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class A Shares of The Gabelli Equity Income Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(3)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class B Shares of The Gabelli Equity Income Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(4)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class C Shares of The Gabelli Equity Income Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(5)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class A Shares of The Gabelli Small Cap Growth Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(6)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class B Shares of The Gabelli Small Cap Growth Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(7)	Purchase Agreement with Gabelli & Company, Inc., with respect to Class C Shares of The Gabelli Small Cap Growth Fund, dated January 28, 2000 — incorporated by reference to Post-Effective Amendment No. 10.

(l)(8)	Purchase Agreement with Gabelli & Company, Inc.,, with respect to Class AAA Shares, Class A Shares, Class B Shares and Class C Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(1)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class AAA Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(2)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class AAA Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 —incorporated by reference to Post-Effective Amendment No. 10.

(m)(3)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class AAA Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(4)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class A Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(5)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class B Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(6)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class C Series Shares of The Gabelli Equity Income Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(7)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class A Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(8)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc.,, with respect to Class B Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(9)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc.,, with respect to Class C Series Shares of The Gabelli Small Cap Growth Fund, dated November 17, 1999 — incorporated by reference to Post-Effective Amendment No. 10.

(m)(10)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc.,, with respect to Class A Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(11)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class B Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(m)(12)	Plan of Distribution pursuant to Rule 12b-1 with Gabelli & Company, Inc., with respect to Class C Shares of The Gabelli Woodland Small Cap Value Fund, dated December 31, 2002 — incorporated by reference to Post-Effective Amendment No. 14.

(n)(1)	Amended and Restated Rule 18f-3 Multi-Class Plan, with respect to The Gabelli Equity Income Fund, dated May 12, 2004 — incorporated by reference to Post-Effective Amendment No. 17.

(n)(2)	Amended and Restated Rule 18f-3 Multi-Class Plan, with respect to The Gabelli Small Cap Growth Fund, dated May 12, 2004 — incorporated by reference to Post-Effective Amendment No. 17.

(n)(3)	Amended and Restated Rule 18f-3 Multi-Class Plan, with respect to The Gabelli Woodland Small Cap Value Fund, dated May 12, 2004 — incorporated by reference to Post-Effective Amendment No. 17.

(o)	Not Applicable.

(p)	Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Teton Advisors, Inc., and Gabelli Fixed Income LLC, dated July 10, 2008 — incorporated by reference to Post-Effective Amendment No. 25.
Item 29. Persons Controlled by or Under Common Control with Registrant
None.
Item 30. Indemnification
The basic effect of the respective indemnification provisions of the Registrant’s By-Laws, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Small Cap Growth Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Equity Income Fund, the Investment Advisory Agreement with Gabelli Funds, LLC for The Gabelli Woodland Small Cap Value Fund and Section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant and Gabelli Funds, LLC to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in and the principal underwriter in connection with the successful defense of any action, suit or process proceeding) is asserted against the Registrant by such director, officer or controlling person or the distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
Gabelli Funds, LLC (the “Adviser”) is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.
The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).
Item 32. Principal Underwriter
(a)	Gabelli & Company, Inc. (“Gabelli & Company”) currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

(b)	The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

(c)	Not Applicable.
Item 33. Location of Accounts and Records
All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:
1.	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422

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2.	BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, Massachusetts 02109

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BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, Pennsylvania 19406

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4.	State Street Bank and Trust Company One Heritage Drive North Quincy, Massachusetts 02171

5.	Boston Financial Data Services, Inc. Two Heritage Drive North Quincy, Massachusetts 02171
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
Not Applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GABELLI EQUITY SERIES FUNDS, INC, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 28th day of January, 2011.

GABELLI EQUITY SERIES FUNDS, INC.
By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 28 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Mario J. Gabelli* Mario J. Gabelli	Director and Chairman of the Board	January 28, 2011

/s/ Bruce N. Alpert Bruce N. Alpert	Principal Executive Officer and President	January 28, 2011

/s/ Agnes Mullady Agnes Mullady	Principal Financial Officer and Treasurer	January 28, 2011

John D. Gabelli* John D. Gabelli	Director	January 28, 2011

Anthony J. Colavita* Anthony J. Colavita	Director	January 28, 2011

Vincent D. Enright* Vincent D. Enright	Director	January 28, 2011

Robert J. Morrissey* Robert J. Morrissey	Director	January 28, 2011

Kuni Nakamura* Kuni Nakamura	Director	January 28, 2011

Anthony R. Pustorino* Anthony R. Pustorino	Director	January 28, 2011

Anthonie C. van Ekris* Anthonie C. van Ekris	Director	January 28, 2011

Salvatore J. Zizza* Salvatore J. Zizza	Director	January 28, 2011

*	By:	/s/ Bruce N. Alpert Bruce N. Alpert
Attorney-in-fact
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Exhibit Index

Exhibit No.	Description

(b)(2)	Amended and Restated By-laws dated August 19, 2009

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(j)(5)	Power of Attorney for Kuni Nakamura dated January 14, 2011
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